Document and Entity Information	12 Months Ended
Jan. 01, 2011
Document and Entity Information
Entity Registrant Name	DARLING INTERNATIONAL INC
Entity Central Index Key	0000916540
Document Type	8-K
Document Period End Date	Jun 15, 2011
Amendment Flag	false

Consolidated Balance Sheets (USD $) In Thousands	12 Months Ended
	Jan. 01, 2011	Jan. 02, 2010
Current assets:
Cash and cash equivalents	$ 19,202	$ 68,182
Restricted cash	373	397
Accounts receivable, less allowance for bad debts of $2,134 at January 1, 2011 and $2,148 at January 2, 2010	87,455	45,572
Escrow receivable	16,267	0
Inventories	45,606	19,057
Income taxes refundable	1,474	605
Other current assets	8,833	5,348
Deferred income taxes	6,376	7,216
Total current assets	185,586	146,377
Property, plant and equipment, net	393,420	151,982
Intangible assets, less accumulated amortization of $56,689 at January 1, 2011 and $51,109 at January 2, 2010	390,954	40,298
Goodwill	376,263	79,085
Other assets	36,035	8,429
Assets, Total	1,382,258	426,171
Current liabilities:
Current portion of long-term debt	3,009	5,009
Accounts payable, principally trade	70,123	18,746
Accrued expenses	81,698	47,522
Total current liabilities	154,830	71,277
Long-term debt, net of current portion	707,030	27,539
Other non-current liabilities	50,760	36,143
Deferred income taxes	5,342	6,335
Total liabilities	917,962	141,294
Commitments and contingencies
Stockholders' equity:
Common stock, $.01 par value; 150,000,000 and 100,000,000 shares authorized, 93,014,691 and 82,629,970 shares issued at January 1, 2011 and January 2, 2010, respectively	930	826
Additional paid-in capital	290,106	157,343
Treasury stock, at cost; 455,020 and 403,280 shares at January 1, 2011 and January 2, 2010, respectively	(4,340)	(3,855)
Accumulated other comprehensive loss	(20,988)	(23,782)
Retained earnings	198,588	154,345
Total stockholders' equity	464,296	284,877
Liabilities and Stockholders' Equity, Total	$ 1,382,258	$ 426,171

Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Share data	Jan. 01, 2011	Jan. 02, 2010
ASSETS
Accounts receivalbe, less allowance for bad debts	$ 2,134	$ 2,148
Intangible assets, less accumulated amortization	$ 56,689	$ 51,109
Stockholders' equity:
Common stock, par value	$ 0.01	$ 0.01
Common stock, shares authorized	150,000,000	100,000,000
Common stock, shares issued	93,014,691	82,629,970
Treasury Stock, shares	455,020	403,280

Consolidated Statements of Operations (USD $) In Thousands, except Per Share data	12 Months Ended
	Jan. 01, 2011	Jan. 02, 2010	Jan. 03, 2009
Net sales	$ 724,909	$ 597,806	$ 807,492
Costs and expenses:
Cost of sales and operating expenses	531,648	440,111	614,708
Selling, general and administrative expenses	68,042	61,062	59,761
Depreciation and amortization	31,908	25,226	24,433
Acquisition costs	10,798	468	0
Goodwill impairment	0	0	15,914
Total costs and expenses	642,396	526,867	714,816
Operating income	82,513	70,939	92,676
Other income/(expense):
Interest expense	(8,737)	(3,105)	(3,018)
Other, net	(3,433)	(955)	258
Total other income/(expense)	(12,170)	(4,060)	(2,760)
Income from operations before income taxes	70,343	66,879	89,916
Income taxes	26,100	25,089	35,354
Net income	$ 44,243	$ 41,790	$ 54,562
Net income per share:
Basic (in dollars per share)	$ 0.53	$ 0.51	$ 0.67
Diluted (in dollars per share)	$ 0.53	$ 0.51	$ 0.66

Consolidated Statements of Stockholders' Equity and Comprehensive Income (Loss) (USD $) In Thousands, except Share data	Total	Common Stock	Additional paid-in capital	Treasury Stock	Accumulated Other Comprehensive Loss	Retained Earnings
Balance at Dec. 29, 2007	$ 200,984	$ 815	$ 152,264	$ (1,547)	$ (8,598)	$ 58,050
Balance (in shares) at Dec. 29, 2007		81,362,100
Net Income	54,562	0	0	0	0	54,562
Unrecognized net actuarial loss of defined benefit plans:
Pension liability adjustments, net of tax	(20,386)	0	0	0	(20,386)	0
Interest rate swap derivative adjustment, net of tax	(937)	0	0	0	(937)	0
Total comprehensive income	33,239	0	0	0	0	0
Adjustment effect of actuarially determined pension liabilities measurement adoption, net of tax	14	0	0	0	71	(57)
Issuance of non-vested stock	703	1	702	0	0	0
Issuance of non-vested stock (in shares)		50,558
Stock-based compensation	(127)	0	(127)	0	0	0
Tax benefits assoicated with stock-based compensation	2,308	0	2,308	0	0	0
Treasury stock	(2,301)	0	0	(2,301)	0	0
Treasury stock (in shares)		(218,728)
Issuance of common stock	1,758	6	1,752	0	0	0
Issuance of common stock (in shares)		574,052
Balance at Jan. 03, 2009	236,578	822	156,899	(3,848)	(29,850)	112,555
Balance (in shares) at Jan. 03, 2009		81,767,982
Net Income	41,790	0	0	0	0	41,790
Unrecognized net actuarial loss of defined benefit plans:
Pension liability adjustments, net of tax	5,229	0	0	0	5,229	0
Interest rate swap derivative adjustment, net of tax	702	0	0	0	702	0
Natural gas swap derivative adjustment, net of tax	137	0	0	0	137	0
Total comprehensive income	47,858	0	0	0	0	0
Issuance of non-vested stock	904	3	901	0	0	0
Issuance of non-vested stock (in shares)		307,558
Stock-based compensation	(720)	0	(720)	0	0	0
Tax benefits assoicated with stock-based compensation	(39)	0	(39)	0	0	0
Treasury stock	(7)	0	0	(7)	0	0
Treasury stock (in shares)		(2,186)
Issuance of common stock	303	1	302	0	0	0
Issuance of common stock (in shares)		153,336
Balance at Jan. 02, 2010	284,877	826	157,343	(3,855)	(23,782)	154,345
Balance (in shares) at Jan. 02, 2010		82,226,690
Net Income	44,243	0	0	0	0	44,243
Unrecognized net actuarial loss of defined benefit plans:
Pension liability adjustments, net of tax	2,346	0	0	0	2,346	0
Interest rate swap derivative adjustment, net of tax	507	0	0	0	507	0
Natural gas swap derivative adjustment, net of tax	(59)	0	0	0	(59)	0
Total comprehensive income	47,037	0	0	0	0	0
Issuance of non-vested stock	2,404	3	2,401	0	0	0
Issuance of non-vested stock (in shares)		254,220
Stock-based compensation	94	0	94	0	0	0
Tax benefits assoicated with stock-based compensation	234	0	234	0	0	0
Treasury stock	(485)	0	0	(485)	0	0
Treasury stock (in shares)		(51,740)
Issuance of common stock	130,135	101	130,034	0	0	0
Issuance of common stock (in shares)		10,130,501
Balance at Jan. 01, 2011	$ 464,296	$ 930	$ 290,106	$ (4,340)	$ (20,988)	$ 198,588
Balance (in shares) at Jan. 01, 2011		92,559,671

Consolidated Statements of Cash Flows (USD $) In Thousands	12 Months Ended
	Jan. 01, 2011	Jan. 02, 2010	Jan. 03, 2009
Cash flows from operating activities:
Net income	$ 44,243	$ 41,790	$ 54,562
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	31,908	25,226	24,433
Deferred income taxes	2,402	14,652	(12,428)
Loss/(gain) on sale of assets	51	(294)	(141)
Increase/(decrease) in long-term pension liability	1,353	(11,974)	6,784
Stock-based compensation expense	2,146	768	800
Write-off deferred loan costs	851	0	0
Goodwill impairment	0	0	15,914
Changes in operating assets and liabilities, net of effects from acquisitions:
Restricted cash	24	52	(16)
Accounts receivable	(6,276)	(5,148)	18,977
Escrow receivable	(16,267)	0	0
Income taxes refundable	(869)	10,643	(11,248)
Inventories and prepaid expenses	(4,661)	4,286	(398)
Accounts payable and accrued expenses	23,727	(369)	(6,884)
Other	2,878	(446)	1,595
Net cash provided by operating activities	81,510	79,186	91,950
Cash flows from investing activities:
Capital expenditures	(24,720)	(23,638)	(31,006)
Acquisitions, net of cash acquired	(758,182)	(33,987)	(15,876)
Gross proceeds from sale of property, plant and equipment and other assets	624	1,913	1,101
Payments related to routes and other intangibles	(1,367)	0	(6,609)
Net cash used in investing activities	(783,645)	(55,712)	(52,390)
Cash flows from financing activities:
Proceeds from long-term debt	550,000	48	0
Payments on long-term debt	(32,509)	(5,000)	(6,250)
Net proceeds from revolver borrowings	160,000	0	0
Contract payments	0	(72)	(176)
Deferred loan costs	(24,020)	(946)	(67)
Issuance of common stock	35	11	303
Minimum withholding taxes paid on stock awards	(585)	(108)	(1,199)
Excess tax benefits from stock-based compensation	234	(39)	2,308
Net cash provided/(used) in financing activities	653,155	(6,106)	(5,081)
Net increase/(decrease) in cash and cash equivalents	(48,980)	17,368	34,479
Cash and cash equivalents at beginning of year	68,182	50,814	16,335
Cash and cash equivalents at end of year	19,202	68,182	50,814
Cash paid during the period for:
Interest	7,743	2,687	3,016
Income taxes, net of refunds	$ 28,114	$ 2,244	$ 44,246

General	12 Months Ended
Jan. 01, 2011
Notes to Financial Statements [Abstract]
General
GENERAL

(a)     NATURE OF OPERATIONS

Darling International Inc., a Delaware corporation ("Darling", and together with its subsidiaries, the "Company"), is a leading provider of rendering, cooking oil and bakery waste recycling and recovery solutions to the nation's food industry.  The Company collects and recycles animal by-products, bakery waste and used cooking oil from poultry and meat processors, commercial bakeries, grocery stores, butcher shops, and food service establishments and provides grease trap cleaning services to many of the same establishments.  On December 17, 2010, Darling completed its acquisition of Griffin Industries Inc. and its subsidiaries ("Griffin") pursuant to the Agreement and Plan of Merger, dated as of November 9, 2010 (the "Merger Agreement"), by and among Darling, DG Acquisition Corp., a wholly-owned subsidiary of Darling ("Merger Sub"), Griffin and Robert A. Griffin, as the Griffin shareholders’ representative.  Merger Sub was merged with and into Griffin (the "Merger"), and Griffin survived the Merger as a wholly-owned subsidiary of Darling.  The Company operates over 125 processing and transfer facilities located throughout the United States to process raw materials into finished products such as protein (primarily meat and bone meal, ("MBM") and poultry meal ("PM")), hides, fats (primarily bleachable fancy tallow, ("BFT"), poultry grease ("PG") and yellow grease ("YG")), bakery by-products ("BBP") as well as a range of branded and value-added products.  The Company sells these products nationally and internationally, primarily to producers of animal feed, pet food, fertilizer, bio-fuels and other consumer and industrial ingredients including oleo-chemicals, soaps and leather goods for use as ingredients in their products or for further processing.  Effective January 2, 2011, as a result of the acquisition of Griffin, the Company's business operations were reorganized into two new segments, Rendering and Bakery, in order to better align its business with the underlying markets and customers that the Company serves. All historical periods have been restated for the changes to the segment reporting structure. For additional information on the Company’s segments, see Note 18.

(b)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(1)     Basis of Presentation

The consolidated financial statements include the accounts of the Company and its subsidiaries.  All significant intercompany balances and transactions have been eliminated in consolidation.

(2)    Fiscal Year

The Company has a 52/53 week fiscal year ending on the Saturday nearest December 31.  Fiscal years for the consolidated financial statements included herein are for the 52 weeks ended January 1, 2011, the 52 weeks ended January 2, 2010, and the 53 weeks ended January 3, 2009.

(3)     Cash and Cash Equivalents

The Company considers all short-term highly liquid instruments, with an original maturity of three months or less, to be cash equivalents.

(4)     Accounts Receivable and Allowance for Doubtful Accounts

The Company maintains allowances for doubtful accounts for estimated losses resulting from customers’ non-payment of trade accounts receivable owed to the Company.  These trade receivables arise in the ordinary course of business from sales of raw material, finished product or services to the Company’s customers.  The estimate of allowance for doubtful accounts is based upon the Company’s bad debt experience, prevailing market conditions, and aging of trade accounts receivable, among other factors.  If the financial condition of the Company’s customers deteriorates, resulting in the customers’ inability to pay the Company’s receivables as they come due, additional allowances for doubtful accounts may be required.

(5)     Inventories

Inventories are stated at the lower of cost or market.  Cost is determined using the first-in, first-out (FIFO) method.

(6)     Long Lived Assets

Property, Plant and Equipment

Property, plant and equipment are recorded at cost.  Depreciation is computed by the straight-line method over the estimated useful lives of assets:  1) Buildings and improvements, 15 to 30 years; 2) Machinery and equipment, 3 to 10 years; and 3) Vehicles, 2 to 6 years.

Maintenance and repairs are charged to expense as incurred and expenditures for major renewals and improvements are capitalized.

Intangible Assets

Intangible assets with indefinite lives, and therefore not subject to amortization, consist of trade names acquired in the acquisition of Griffin.  Intangible assets subject to amortization consist of:  1) collection routes which are made up of groups of suppliers of raw materials in similar geographic areas from which the Company derives collection fees and a dependable source of raw materials for processing into finished products;  2) permits that represent licensing of operating plants that have been acquired, giving those plants the ability to operate; 3) non-compete agreements that represent contractual arrangements with former competitors whose businesses were acquired;  4) trade names; and 5) royalty, consulting and leasehold agreements.  Amortization expense is calculated using the straight-line method over the estimated useful lives of the assets ranging from:  5-20 years for collection routes; 11-20 years for permits; 3-7 years for non-compete covenants; and 15 years for trade names.  Royalty, consulting and leasehold agreements are amortized over the term of the agreement.

(7)     Impairment of Long-Lived Assets and Long-Lived Assets to Be Disposed of

The Company reviews the carrying value of long-lived assets for impairment when events or changes in circumstances indicate that the carrying amount of an asset, or related asset group, may not be recoverable from estimated future undiscounted cash flows.  Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset or asset group to estimated undiscounted future cash flows expected to be generated by the asset or asset group.  If the carrying amount of the asset exceeds its estimated future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value of the asset.  During the fourth quarter of fiscal 2008, due to lower commodity markets and the loss of certain large raw material suppliers, the Company performed testing of all its long-lived assets for impairment based on future undiscounted cash flows and concluded that its long-lived assets were not impaired.  In fiscal 2009 and fiscal 2010 no triggering event occurred requiring that the Company perform testing of all of its long-lived assets for impairment.

(8)    Goodwill

Goodwill and indefinite lived assets are tested for impairment annually or more frequently if events or changes in circumstances indicate that the asset might be impaired.  The Company follows a two-step process for testing impairment.  First, the fair value of each reporting unit is compared to its carrying value to determine whether an indication of impairment exists.  If impairment is indicated, then the fair value of the reporting unit’s goodwill is determined by allocating the unit’s fair value of its assets and liabilities (including any unrecognized intangible assets) as if the reporting unit had been acquired in a business combination.  The amount of impairment for goodwill is measured as the excess of its carrying value over its implied fair value.

In fiscal 2008, the fair value of the Company’s reporting units containing goodwill did not exceed the related carrying values; consequently, the Company recorded an impairment of approximately  $15.9 million for the year ended January 3, 2009.  In fiscal 2009 and fiscal 2010, the fair values of the Company’s reporting units containing goodwill exceeded the related carrying value.  Goodwill was approximately  $376.3 million and  $79.1 million at January 1, 2011 and January 2, 2010, respectively.  See Note 6 for further information on the Company’s goodwill.

(9)    Environmental Expenditures

Environmental expenditures incurred to mitigate or prevent environmental impacts that have yet to occur and that otherwise may result from future operations are capitalized.  Expenditures that relate to an existing condition caused by past operations and that do not contribute to current or future revenues are expensed or charged against established environmental reserves.  Reserves are established when environmental impacts have been identified which are probable to require mitigation and/or remediation and the costs are reasonably estimable.

(10)    Income Taxes

The Company accounts for income taxes using the asset and liability method.  Under the asset and liability method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

The Company periodically assesses whether it is more likely than not that it will generate sufficient taxable income to realize its deferred income tax assets.  In making this determination, the Company considers all available positive and negative evidence and makes certain assumptions.  The Company considers, among other things, its deferred tax liabilities, the overall business environment, its historical earnings and losses, current industry trends and its outlook for future years.  Although the Company is unable to carryback any of its net operating losses, based upon recent favorable operating results and future projections, certain net operating losses can be carried forward and utilized and other deferred tax assets will be realized.

(11)    Earnings per Share

On January 4, 2009, the Company adopted the provisions of Financial Accounting Standards Board ("FASB") authoritative guidance, which addresses determinations as to whether instruments granted in share-based payment transactions are participating securities prior to vesting and, therefore, need to be included in the earnings allocation in computing earnings per share under the two-class method.  Non-vested and restricted share awards granted to the Company's employees and non-employee directors contain non-forfeitable dividend rights and, therefore, are considered participating securities.

Basic income per common share is computed by dividing net income by the weighted average number of common shares including non-vested and restricted shares outstanding during the period.  Diluted income per common share is computed by dividing net income by the weighted average number of common shares outstanding during the period increased by dilutive common equivalent shares determined using the treasury stock method.

	Net Income per Common Share (in thousands)
		January 1,			January 2,			January 3,
		2011			2010			2009
	Income	Shares	Per-Share	Income	Shares	Per-Share	Income	Shares	Per-Share
Basic:
Net income	$44,243	82,854	$0.53	$41,790	82,142	$0.51	$54,562	81,685	$0.67

Diluted:
Effect of dilutive securities
Add: Option shares in the money and dilutive effect of nonvested stock	—	778	—	—	778	—	—	969	—
Less: Pro-forma treasury shares	—	(389)	—	—	(445)	—	—	(408)	—
Diluted:
Net income	$44,243	83,243	$0.53	$41,790	82,475	$0.51	$54,562	82,246	$0.66

For fiscal 2010, 2009 and 2008, respectively, 87,843, 32,000 and 24,000 outstanding stock options were excluded from diluted income per common share as the effect was antidilutive.  For fiscal 2010 non-vested stock of 75,714 shares were excluded from diluted income per common share as the effect was antidilutive.

(12)    Stock Based Compensation

The Company recognizes compensation expense in an amount equal to the fair value of the share-based payments (e.g., stock options and non-vested and restricted stock) granted to employees or by incurring liabilities to an employee or other supplier (a) in amounts based, at least in part, on the price of the entity’s shares or other equity instruments, or (b) that require or may require settlement by issuing the entity’s equity shares or other equity instruments.

Total stock-based compensation recognized in the statements of operations for the years ended January 1, 2011, January 2, 2010 and January 3, 2009 was approximately  $2.8 million,  $1.2 million and  $1.1 million, respectively, which is included in selling, general and administrative costs, and the related income tax benefit recognized was approximately  $1.1 million,  $0.5 million and  $0.3 million, respectively.  See Note 12 for further information on the Company’s stock-based compensation plans.

The benefits of tax deductions in excess of recognized compensation cost are reported as a financing cash flow.  For the year ended January 1, 2011 the Company recognized  $0.2 million as an increase in financing cash flows and for the year ended January 2, 2010 the Company recognized less than  $0.1 million of such tax expenses, which were recorded as a decrease in financing cash flows.  For the year ended January 3, 2009, the Company recognized  $2.3 million in such tax deductions, which were recorded as an increase in financing cash flows and a reduction in operating cash flows.

(13)    Use of Estimates

The preparation of the consolidated financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

If it is at least reasonably possible that the estimate of the effect on the financial statements of a condition, situation, or set of circumstances that exist at the date of the financial statements will change in the near term due to one or more future confirming events and the effect of the change would be material to the financial statements, the Company will disclose the nature of the uncertainty and include an indication that it is at least reasonably possible that a change in the estimate will occur in the near term.  If the estimate involves certain loss contingencies the disclosure will also include an estimate of the probable loss or range of loss or state that an estimate cannot be made.

(14)    Financial Instruments

The carrying amount of cash and cash equivalents, accounts receivable, accounts payable and accrued expenses approximates fair value due to the short maturity of these instruments.  Based upon quoted market price the Company's senior notes described in Note 9 has a fair value of approximately  $260.6 million compared to a carrying amount of  $250.0 million at January 1, 2011.  The Company’s term loans and revolver as described in Note 9 have a fair value based on rates the Company believes it would pay for debt of the same remaining maturity.  The Company’s term loan had a fair value of approximately  $30.2 million compared to a carrying amount of  $32.5 million at January 2, 2010.  The carrying amount of the Company’s term loan and revolver approximates the fair value at January 1, 2011.  The carrying amount for the Company’s other debt is not deemed to be significantly different than the amount recorded and all other financial instruments have been recorded at fair value as disclosed in Note 15.

(15)    Derivative Instruments

The Company makes limited use of derivative instruments to manage cash flow risks related to interest expense, natural gas usage, diesel fuel usage and inventory.  The Company does not use derivative instruments for trading purposes.  Interest rate swaps are entered into with the intent of managing overall borrowing costs by reducing the potential impact of increases in interest rates on floating-rate long-term debt.  Natural gas swaps and options are entered into with the intent of managing the overall cost of natural gas usage by reducing the potential impact of seasonal weather demands on natural gas that increases natural gas prices.  Heating oil swaps are entered into with the intent of managing the overall cost of diesel fuel usage by reducing the potential impact of seasonal weather demands on diesel fuel that increases diesel fuel prices.  Inventory swaps and options are entered into with the intent of managing seasonally high concentrations of MBM, PM, BFT, PG, YG and BBP inventories by reducing the potential impact of decreasing prices.  At January 1, 2011, the Company had natural gas swaps outstanding that qualified and were designated for hedge accounting as well as natural gas swaps, options and heating oil swaps that did not qualify and were not designated for hedge accounting.

Entities are required to report all derivative instruments in the statement of financial position at fair value. The accounting for changes in the fair value (i.e., gains or losses) of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and, if so, on the reason for holding the instrument. If certain conditions are met, entities may elect to designate a derivative instrument as a hedge of exposures to changes in fair value, cash flows or foreign currencies.  If the hedged exposure is a cash flow exposure, the effective portion of the gain or loss on the derivative instrument is reported initially as a component of other comprehensive income (outside of earnings) and is subsequently reclassified into earnings when the forecasted transaction affects earnings. Any amounts excluded from the assessment of hedge effectiveness as well as the ineffective portion of the gain or loss is reported in earnings immediately. If the derivative instrument is not designated as a hedge, the gain or loss is recognized in earnings in the period of change.

(16)    Revenue Recognition

The Company recognizes revenue on sales when products are shipped and the customer takes ownership and assumes risk of loss.  Certain customers may be required to prepay prior to shipment in order to maintain payment protection against certain foreign and domestic sales.  These amounts are recorded as unearned revenue and recognized when the products have shipped and the customer takes ownership and assumes risk of loss.  The Company has formula arrangements with certain suppliers whereby the charge or credit for raw materials is tied to published finished product commodity prices after deducting a fixed processing fee incorporated into the formula and is recorded as a cost of sale by line of business.  The Company recognizes revenue related to grease trap servicing in the month the trap service occurs.

(17)    Related Party Transactions

Darling through its wholly-owned subsidiary Griffin Industries, Inc., leases two real properties located in Butler, Kentucky and real properties located in each of Jackson, Mississippi and Henderson, Kentucky from Martom Properties, LLC, an entity owned in part by Martin W. Griffin, the Company’s Executive Vice President – Chief Operations Officer – Griffin Industries.  See Note 8 for further information on the Company's leases.

(18)    Reclassification

Certain prior year amounts have been reclassified to conform to the current year presentation.

(19)    Subsequent Events

The Company has evaluated subsequent events from the end of the most recent fiscal year through the date the consolidated financial statements were issued.

Acquisitions and Dispositions	12 Months Ended
Jan. 01, 2011
Notes to Financial Statements [Abstract]
Acquisitions and Dispositions
ACQUISITIONS AND DISPOSITIONS

On December 17, 2010, Darling completed its acquisition of all of the shares of Griffin pursuant to the Merger Agreement, by and among Darling, Merger Sub, Griffin and Robert A. Griffin, as the Griffin shareholders' representative.  Griffin survived the Merger as a wholly-owned subsidiary of Darling (the "Griffin Transaction").  The Griffin Transaction will increase Darling’s capabilities by growing revenues, diversifying the raw material supplies, increase the ability to better serve the Company’s customers and suppliers and provide new opportunities for business growth on a national platform.

The amount of Griffins revenue and earnings including in the Company’s consolidated statement of operations for the year ended January 1, 2011 were  $27.7 million and  $1.9 million, respectively.

As a result of the Griffin Transaction, effective December 17, 2010, the Company began including the operations of Griffin into the Company's consolidated financial statements.  The following table presents selected pro forma information, for comparative purposes, assuming the Griffin Transaction had occurred on January 4, 2009 for the periods presented (unaudited) (in thousands, except per share data):

	January 1, 2011	January 2, 2010
Net sales	$1,339,589	$1,123,108
Income from continuing operations	133,184	91,299
Net income	85,344	57,062
Earnings per share
Basic	$0.92	$0.62
Diluted	$0.91	$0.61

The selected unaudited pro forma information is not necessarily indicative of the consolidated results of operations for future periods or the results of operations that would have been realized had the Griffin Transaction actually occurred on January 4, 2009.

Total consideration paid in the Griffin Transaction totaled approximately  $872.0 million and comprises  $740.3 million in cash (including  $33.6 million in escrow), the issuance of approximately 10.0 million shares of Darling common stock (valued at the fair market at the closing of  $13.06 or approximately  $130.6 million), a  $16.3 million escrow receivable for certain over funding of working capital, a  $13.6 million accrued expense for the Company’s election to step up the tax basis of the assets acquired in the Griffin Transaction and a long-term liability of approximately  $3.8 million of contingent consideration for the true-up adjustment as further described below. The purchase price is subject to a potential working capital and other adjustments.  The cash consideration was funded primarily through borrowings under the Company's credit agreement and the sale of senior notes as further discussed in Note 9.  The shares issued under the Griffin Transaction were issued on terms set forth in the rollover agreement, dated as of November 9, 2010, by and among Darling, certain of Griffin’s shareholders who qualify as "accredited investors" (the "Rollover Shareholders") pursuant to Rule 501(a) of Regulation D promulgated under the Securities Act, and Robert A. Griffin, as such shareholders’ representative (the "Rollover Agreement"), to the Rollover Shareholders.

The Rollover Agreement provides for a true-up adjustment in which additional cash of up to  $15 million could be paid by Darling if on the True-Up Date (the last day of the 13th full consecutive month following the closing of the Merger), the True-up Market Price (as defined in the Rollover Agreement) is less than  $10.002.  If the True-Up Market Price exceeds  $10.002, no additional consideration will be paid.  The Company has initially valued this contingent consideration at fair value of approximately  $3.8 million based on the probability of the Company’s stock will be less than the True-up Market Price as defined above.  The Company is required to revalue the contingent consideration on a quarterly basis until the True-up Market Price is determined.

The Company also incurred costs as part of the Griffin Transaction for consulting, legal and financing in the amount of approximately  $37.7 million of which  $10.6 million was expensed as acquisition costs and approximately  $3.1 million was recorded as interest expense.  Additionally, approximately  $24.0 million was capitalized as deferred loan costs, which are included in other assets on the Company’s consolidated balance sheets.

The following table summarizes the fair value of the assets acquired and liabilities assumed in the Griffin Transaction as of December 17, 2010 (in thousands):

Cash	$350
Accounts receivable	35,607
Inventory	22,623
Other current assets	2,558
Other assets	3,103
Deferred tax asset	2,555
Identifiable intangibles	349,775
Property and equipment	234,115
Goodwill	291,153
Accounts payable	(46,583)
Accrued expenses	(12,219)
Other liabilities	(11,004)
Purchase price	$872,033

The  $291.2 million of goodwill was assigned to the rendering and bakery segments in the amounts of  $239.7 million and  $51.5 million, respectively.  Of the total amount,  $291.2 million is expected to be deductible for tax purposes.  Identifiable intangibles include trade names with indefinite lives of approximately  $92.0 million and definite lived intangible assets including trade names of approximately  $0.5 million with a weighted average useful life of 15 years,  $228.4 million in permits with a weighted average useful life of 13 years,  $25.1 million in routes with a weighted average useful life of 5 years, and  $3.8 million in non-compete and leasehold agreements with a useful life of 5 years.

The Company notes the acquisitions discussed below are not considered related businesses, therefore are not required to be treated as a single business combination.  Pro forma results of operations for these acquisitions have not been presented because the effect of each acquisition individually is not deemed material to revenues and net income of the Company for any fiscal period presented.

On May 28, 2010, the Company acquired certain rendering business assets from Nebraska By-Products, Inc. for approximately  $15.3 million.  The purchase was accounted for as an asset purchase pursuant to the terms of the asset purchase agreement between the Company and Nebraska By-Products, Inc. and affiliated companies (the "Nebraska Transaction").  The assets acquired in the Nebraska Transaction will increase the Company’s rendering portfolio and better serve the Company’s customers within the rendering segment.

Effective May 28, 2010, the Company began including the operations of the Nebraska Transaction into the Company's consolidated financial statements.  The Company paid approximately  $15.3 million in cash for assets and assumed liabilities consisting of property, plant and equipment of  $9.6 million, intangible assets of  $2.8 million, goodwill of  $2.8 million and other of  $0.1 million on the closing date.  The goodwill from the Nebraska Transaction was assigned to the rendering segment and is expected to be deductible for tax purposes.  The identifiable intangibles have a weighted average life of eleven years.

On December 31, 2009, the Company acquired certain rendering, grease collection and trap servicing business assets from Sanimax USA Inc. for approximately  $19 million.  The purchase was accounted for as an asset purchase pursuant to the terms of the asset purchase agreement between the Company and Sanimax USA Inc. and affiliated companies (the "Sanimax Transaction").  The assets acquired in the Sanimax Transaction will increase the Company’s national footprint and better serve the Company"s customers within the rendering segment.

Effective December 31, 2009, the Company began including the operations of the Sanimax Transaction into the Company's consolidated financial statements.  The Company paid approximately  $19.0 million in cash for assets and assumed liabilities consisting of property, plant and equipment of  $4.7 million, intangible assets of  $4.8 million, goodwill of  $9.9 million and accrued liabilities of  $0.4 million on the closing date.  The goodwill from the Sanimax Transaction was assigned to the rendering segment and is expected to be deductible for tax purposes and the identifiable intangibles have a weighted average life of eight years.

On February 23, 2009, the Company acquired substantially all of the assets of Boca Industries, Inc., a grease trap services business headquartered in Smyrna, Georgia (the "Boca Transaction") for approximately  $12.5 million.  The purchase was accounted for as an asset purchase pursuant to the terms of the asset purchase agreement between the Company and Boca Transport, Inc. and Donald E. Lenci.  The assets acquired in the Boca Transaction will increase the Company’s capabilities to grow revenues and continue the Company's strategy of broadening its rendering segment.

Effective February 23, 2009, the Company began including the operations of the Boca Transaction into the Company's consolidated financial statements.  The Company paid approximately  $12.5 million in cash for assets consisting of property, plant and equipment of  $3.3 million, intangible assets of  $3.3 million, goodwill of  $5.8 million and other of  $0.1 million on the closing date.  The goodwill from the Boca Transaction was assigned to the rendering segment and is expected to be deductible for tax purposes and the identifiable intangibles have a weighted average life of nine years.

On August 25, 2008, Darling completed the acquisition of substantially all of the assets of API Recycling's used cooking oil collection business (the "API Transaction").  The API Transaction included additional consideration that could be required to be paid each anniversary by the Company, if certain average market prices are achieved over the three years following the anniversary of the closing of the API Transaction, less on a prorate basis a long term receivable recorded at closing.  During fiscal 2010, the Company paid approximately  $2.3 million representing additional consideration of  $2.9 million recorded as goodwill less approximately  $0.6 million representing a reduction of the long term receivable.

On September 11, 2009, the Company sold its Little Rock, Arkansas grease/trap plant to a third party for cash and other consideration of approximately  $1.6 million.  Effective September 11, 2009, the consolidated financial statements do not include the operations of the Little Rock plant.  The disclosure of the Little Rock plant as discontinued operations and the pro forma presentation of the Little Rock plant have not been made because the Company has determined that the historical revenues and net income are not material to the Company for fiscal 2009 and 2008.

Inventories	12 Months Ended
Jan. 01, 2011
Notes to Financial Statements [Abstract]
Inventories	INVENTORIES A summary of inventories follows (in thousands):

	January 1, 2011	January 2, 2010
Finished product	$40,927	$16,211
Supplies and other	4,679	2,846
	$45,606	$19,057

Property, Plant and Equipment	12 Months Ended
Jan. 01, 2011
Notes to Financial Statements [Abstract]
Property, Plant and Equipment
PROPERTY, PLANT AND EQUIPMENT

A summary of property, plant and equipment follows (in thousands):

	January 1, 2011	January 2, 2010
Land	$44,864	$18,386
Buildings and improvements	110,988	52,059
Machinery and equipment	336,856	244,962
Vehicles	91,015	56,221
Aircraft	11,650	—
Construction in process	36,312	3,919
	631,685	375,547
Accumulated depreciation	(238,265)	(223,565)
	$393,420	$151,982

Intangible Assets	12 Months Ended
Jan. 01, 2011
Notes to Financial Statements [Abstract]
Intangible Assets
INTANGIBLE ASSETS

The gross carrying amount of intangible assets not subject to amortization and intangible assets subject to amortization is as follows (in thousands):

	January 1, 2011	January 2, 2010
Indefinite Lived Intangible Assets
Trade Names	$92,002	$—
	92,002	—
Finite Lived Intangible Assets:
Routes	$96,938	$68,028
Permits	251,413	20,500
Non-compete agreements	6,012	2,491
Trade Names	539	—
Royalty, consulting and leasehold	739	388
	355,641	91,407

Accumulated Amortization:
Routes	(48,361)	(44,731)
Permits	(5,563)	(3,725)
Non-compete agreements	(2,417)	(2,329)
Trade Names	(2)	—
Royalty, consulting and leasehold	(346)	(324)
	(56,689)	(51,109)
Total Intangible assets, less accumulated amortization	$390,954	$40,298

Gross intangible routes, permits, trade names, non-compete agreements and royalty, consulting and leasehold increased in fiscal 2010 by approximately  $352.6 million consisting of approximately  $349.8 million from the Griffin Transaction and  $2.8 million from the Nebraska Transaction as discussed in Note 2.  Amortization expense for the three years ended January 1, 2011, January 2, 2010 and January 3, 2009, was approximately  $5.6 million,  $3.8 million and  $5.2 million, respectively. Amortization expense for the next five fiscal years is estimated to be  $28.0 million,  $27.9 million,  $27.8 million,  $27.8 million and  $27.1 million.

Goodwill	12 Months Ended
Jan. 01, 2011
Notes to Financial Statements [Abstract]
Goodwill
GOODWILL

Changes in the carrying amount of goodwill (in thousands):

	Rendering	Bakery	Total
Balance at January 2, 2010
Goodwill	$94,999	$—	$94,999
Accumulated impairment losses	(15,914)	—	(15,914)
	79,085	—	79,085
Goodwill acquired during year	245,716	51,462	297,178
Impairment losses	—	—	—
Balance at January 1, 2011
Goodwill	340,715	51,462	392,177
Accumulated impairment losses	(15,914)	—	(15,914)
	$324,801	$51,462	$376,263

Certain of the Company's rendering facilities are highly dependent on one or few suppliers.  It is reasonably possible that certain of those suppliers could cease their operations or choose a competitor’s services which could have a significant impact on these facilities.

Based on the Company's annual impairment testing at the end of the fourth quarter of fiscal 2008 it was determined that goodwill was impaired due to lower commodity markets and the loss of certain large raw material suppliers in the fourth quarter of fiscal 2008, which resulted in the Company recording an impairment charge of approximately  $15.9 million based on future discounted net cash flows.

The process of evaluating goodwill for impairment involves the determination of the fair value of the Company's reporting units.  In step one, the Company determined based on the discounted cash flows that one of the Company's reporting unit’s carrying value exceeded its fair value in fiscal 2008.  In step two the Company is required to compute the implied fair value of the reporting unit’s goodwill and compare it against the actual carrying amount of goodwill for that reporting unit.  This was determined in the same manner that goodwill recognized in a business combination is determined.  That is the fair value of the reporting unit was allocated to all of the individual assets and liabilities of the reporting unit including any intangible assets, as if the reporting unit had been acquired in a business combination and the fair value of the reporting unit determined in the first step was the price paid to acquire the reporting unit.

In fiscal 2009 and fiscal 2010, the fair values of the Company’s reporting units containing goodwill exceeded the related carrying value.

Accrued Expenses	12 Months Ended
Jan. 01, 2011
Notes to Financial Statements [Abstract]
Accrued Expenses
ACCRUED EXPENSES

Accrued expenses consist of the following (in thousands):

	January 1, 2011	January 2, 2010
Compensation and benefits	$24,920	$17,159
Utilities and sewage	5,106	3,781
Accrued income, ad valorem, and franchise taxes	2,374	3,233
Reserve for self insurance, litigation, environmental and tax matters (Note 17)	9,042	5,087
Medical claims liability	4,193	4,230
Griffin Transaction step up in basis (Note 2)	13,639	—
Other accrued expense	22,424	14,032
	$81,698	$47,522

Leases	12 Months Ended
Jan. 01, 2011
Notes to Financial Statements [Abstract]
Leases
LEASES

The Company leases ten processing plants and storage locations, land surrounding certain processing plants, four office locations and a portion of its transportation equipment under operating leases.  Leases are noncancellable and expire at various times through the year 2040.  Minimum rental commitments under noncancellable leases as of January 1, 2011, are as follows (in thousands):

Period Ending Fiscal	Operating Leases
2011	$14,355
2012	10,745
2013	7,951
2014	5,377
2015	3,533
Thereafter	16,845
Total	$58,806

Darling through its wholly-owned subsidiary Griffin Industries, Inc., leases two real properties located in Butler, Kentucky and real properties located in each of Jackson, Mississippi and Henderson, Kentucky from Martom Properties, LLC, an entity owned in part by Martin W. Griffin, the Company's Executive Vice President – Chief Operations Officer – Griffin Industries.  The lease term for each of the Butler properties and the Jackson property is thirty years, and the Company has the right to renew such leases for two additional terms of ten years each.  The annual rental payment for each of the Butler properties is  $30,000 for the first five years of the lease term and is increased by the increase in the consumer price index every five years thereafter.  The annual rental payment for the Jackson property is  $221,715 for the first five years of the lease term and is increased by the increase in the consumer price index every five years thereafter.  The lease term for the Henderson property is ten years, and the Company has the right to renew such lease for four additional terms of five years each.  The annual rental payment for the Henderson property is  $60,000 for the first five years of the lease term and is increased by the increase in the consumer price index every five years thereafter.  Under the terms of each lease, the Company has a right of first offer and right of first refusal for each of the properties.

Rent expense for the fiscal years ended January 1, 2011, January 2, 2010 and January 3, 2009 was  $9.7 million,  $9.4 million and  $8.6 million, respectively.

Debt	12 Months Ended
Jan. 01, 2011
Notes to Financial Statements [Abstract]
Debt
DEBT

Credit Agreement

On December 17, 2010, the Company entered into a  $625 million credit agreement (the "Credit Agreement").  The Credit Agreement provides for senior secured credit facilities (the "Senior Secured Facilities") in the aggregate principal amount of  $625.0 million comprised of a five-year revolving loan facility of  $325.0 million (approximately  $75.0 million of which will be available for letter of credit sub-facility and  $15.0 million of which will be available for a swingline sub-facility) and a six-year term loan facility of  $300.0 million.  As of January 1, 2011, the Company has borrowed all  $300.0 million under the term loan facility, which provides for scheduled quarterly amortization payments of  $0.75 million over a six-year term ending with a final installment in the amount of all term loans then outstanding due and payable on December 17, 2016.  The Company has the right to prepay the term loan without penalty, but any amounts that have been repaid may not be reborrowed.  The revolving credit facility has a five-year term ending December 17, 2015.  The Company used the proceeds of the term loan facility and a portion of the revolving loan facility to pay a portion of the consideration of its acquisition of Griffin, to pay related fees and expenses and to provide for working capital needs and general corporate purposes.

The Credit Agreement allows for borrowings at per annum rates based on the following loan types. With respect to any revolving facility loan, i) an alternate base rate means a rate per annum equal to the greatest of (a) the prime rate (b) the federal funds effective rate (as defined in the Credit Agreement) plus ½ to 1% and (c) the adjusted London Inter-Bank Offer Rate ("LIBOR") for a month interest period plus 1%, plus in each case, a margin determined by reference to a pricing grid under the Credit Agreement and adjusted according to the Company's adjusted leverage ratio, and, ii) Eurodollar rate loans bear interest at a rate per annum based on the then applicable LIBOR multiplied by the statutory reserve rate plus a margin determined by reference to a pricing grid and adjusted according to the Company's adjusted leverage ratio.  With respect to an alternate base rate loan that is a term loan, at no time shall the alternate base rate be less than 2.50% per annum, plus the term loan alternate base rate margin of 2.50%.  With respect to a LIBOR loan that is a term loan, at no time shall the LIBOR rate applicable to the term loans (before giving effect to any adjustment for reserve requirements) be less than 1.50% per annum, plus the term loan LIBOR margin of 3.50%.  At January 1, 2011 under the Credit Agreement, the interest rate for the  $300.0 million of the term loan that was outstanding was based on LIBOR plus a margin of 3.5% per annum for a total of 5.0% per annum.  The interest rate for  $160.0 million of the revolver loan amount outstanding was based on LIBOR plus a margin of 3.25% per annum for a total of 3.5625% per annum.

The Credit Agreement contains various customary representations and warranties by the Company, which include customary use of materiality, material adverse effect and knowledge qualifiers.  The Credit Agreement also contains (a) certain affirmative covenants that impose certain reporting and/or performance obligations on the Company, (b) certain negative covenants that generally prohibit, subject to various exceptions, the Company from taking certain actions, including, without limitation, incurring indebtedness, making investments, incurring liens, paying dividends, and engaging in mergers and consolidations, sale leasebacks and sales of assets, (c) financial covenants such as maximum total leverage ratio and a minimum fixed charge coverage ratio and (d) customary events of default (including a change of control).  Obligations under the Credit Agreement may be declared due and payable upon the occurrence of such customary events of default.

On December 17, 2010, the Company repaid the balance plus accrued interest on the term facility under the former credit agreement and incurred a write-off of deferred loan costs of approximately  $0.9 million.

Senior Notes

On December 17, 2010, Darling issued  $250.0 million aggregate principal amount of its 8.5% Senior Notes due 2018 (the "Notes") under an indenture, dated as of December 17, 2010 (the "Original Indenture"), among Darling, Darling National LLC ("Darling National"), and U.S. Bank National Association, as trustee (the "Trustee").  The Notes were sold pursuant to a purchase agreement dated December 3, 2010 among the Company, the guarantors named therein and the initial purchasers named therein (the "Initial Purchasers"), at an issue price of 100.0%.  Darling used the net proceeds from the sale of the Notes to finance in part the cash portion of the purchase price to be paid in connection with Darling's acquisition of Griffin.

The Notes will mature on December 15, 2018.  The Company will pay interest on June 15 and December 15 of each year, commencing on June 15, 2011.  Interest on the Notes will accrue at a rate of 8.5% per annum and be payable in cash.

The Company is not required to make any mandatory redemption or sinking fund payments with respect to the Notes.  If a Change of Control (as defined in the Indenture) occurs, unless the Company has exercised its right to redeem all the Notes as described below, each holder will have the right to require the Company to repurchase all or any part (equal to  $1,000 or an integral multiple thereof) of such holder's Notes at a purchase price in cash equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest, if any, to the date of purchase, subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date.  If the Company or its subsidiaries engage in certain Asset Dispositions (as defined in the Indenture), the Company generally must, within specific periods of time, either prepay, repay or repurchase certain of its or its restricted subsidiaries' indebtedness or make an offer to purchase a principal amount of the Notes and certain other debt equal to the excess net cash proceeds, or invest the net cash proceeds from such sales in additional assets.  The purchase price of the Notes will be 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of purchase.  The Company may at any time and from time to time purchase Notes in the open market or otherwise.

The Company may redeem some or all of the Notes at any time prior to December 15, 2014, at a redemption price equal to 100% of the principal amount of the Notes redeemed, plus accrued and unpaid interest to the redemption date and an Applicable Premium (as defined below) as of the date of redemption subject to the rights of holders on the relevant record date to receive interest due on the relevant interest payment date.  The "Applicable Premium" means, with respect to any Note on any redemption date, the greater of: (a) 1.0% of the principal amount of such Note; and (b) the excess, if any, of (i) the present value at such redemption date of (A) the redemption price of such Note at December 15, 2014 (such redemption price being set forth in the table below), plus (B) all required interest payments due on such Note through December 15, 2014 (excluding accrued but unpaid interest to the redemption date), computed using a discount rate equal to the applicable treasury rate as of such redemption date plus 50 basis points; over (ii) the principal amount of such Note.

On and after December 15, 2014, the Company may redeem all or, from time to time, a part of the Notes (including any additional Notes) upon not less than 30 nor more than 60 days’ notice, at the following redemption prices (expressed as a percentage of principal amount), plus accrued and unpaid interest on the Notes, if any, to the applicable redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date), if redeemed during the twelve-month period beginning on December 15 of the years indicated below:

Year	Percentage
2014	104.250%
2015	102.125%
2016 and thereafter	100.000%

In addition, until December 15, 2013, the Company may, at its option, redeem up to 35% of the original principal amount of the Notes and any issuance of additional Notes with the net cash proceeds of one or more equity offerings at a redemption price equal to 108.5% of the principal amount thereof, plus accrued and unpaid interest, if any, to the redemption date, subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date; provided that at least 65% of the original principal amount of the Notes and any issuance of additional Notes remains outstanding immediately after each such redemption; provided further that the redemption occurs within 90 days after the closing of such equity offering.

The Indenture contains covenants limiting Darling's ability and the ability of its restricted subsidiaries to, among other things; incur additional indebtedness or issue preferred stock; pay dividends on or make other distributions or repurchase of Darling's capital stock or make other restricted payments; create restrictions on the payment of dividends or other amounts from Darling’s restricted subsidiaries to Darling or Darling's other restricted subsidiaries; make loans or investments; enter into certain transactions with affiliates; create liens; designate Darling’s subsidiaries as unrestricted subsidiaries; and sell certain assets or merge with or into other companies or otherwise dispose of all or substantially all of Darling's assets.

Holders of the Notes have the benefit of registration rights.  In connection with the issuance of the Notes, Darling and the Guarantors entered into a registration rights agreement (the "Notes Registration Rights Agreement") with the representative of the Initial Purchasers.  Darling and the Guarantors have agreed to consummate a registered exchange offer for the Notes within 270 days after the date of the Merger.  Darling and the Guarantors have agreed to file and keep effective for a certain time period a shelf registration statement for the resale of the Notes if an exchange offer cannot be effected and under certain other circumstances.  Darling will be required to pay additional interest on the Notes if it fails to timely comply with its obligations under the Notes Registration Rights Agreement until such time as it complies.

The Indenture also provides for customary events of default, including, without limitation, payment defaults, covenant defaults, cross acceleration defaults to certain other indebtedness in excess of specified amounts, certain events of bankruptcy and insolvency and judgment defaults in excess of specified amounts. If any such event of default occurs and is continuing under the Indenture, the Trustee or the holders of at least 25% in principal amount of the total outstanding Notes may declare the principal, premium, if any, interest and any other monetary obligations on all the then outstanding Notes issued under the Indenture to be due and payable immediately.

The Credit Agreement and the Notes consisted of the following elements at January 1, 2011 and January 2, 2010, respectively (in thousands):

	January 1, 2011	January 2, 2010
Senior Notes
8.5% Senior Notes due 2018	$250,000	$—

Credit Agreement and Former Credit Agreement:
Term Loan	$300,000	$32,500
Revolving Credit Facility:
Maximum availability	$325,000	$125,000
Borrowings outstanding	160,000	—
Letters of credit issued	23,383	15,852
Availability	$141,617	$109,148

In connection with the Credit Agreement and the Notes the Company incurred approximately  $24.0 million of deferred loan costs.

The obligations under the Credit Agreement are guaranteed by Darling National, Griffin, and its subsidiary, Craig Protein Division, Inc ("Craig Protein"”) and are secured by substantially all of the property of the Company, including a pledge of 100% of the stock of all material domestic subsidiaries and 65% of the capital stock of certain foreign subsidiaries.  The Notes are guaranteed on an unsecured basis by Darling’s existing restricted subsidiaries, including Griffin and all of its subsidiaries, other than Darling’s foreign subsidiaries, its captive insurance subsidiary and any inactive subsidiary with nominal assets.  The Notes rank equally in right of payment to any existing and future senior debt of Darling.  The Notes will be effectively junior to existing and future secured debt of Darling and the guarantors, including debt under the Credit Agreement, to the extent of the value of assets securing such debt.  The Notes will be structurally subordinated to all of the existing and future liabilities (including trade payables) of each of the subsidiaries of Darling that do not guarantee the Notes.  The guarantees by the Guarantors (the "Guarantees") rank equally in right of payment to any existing and future senior indebtedness of the guarantors.  The Guarantees will be effectively junior to existing and future secured debt of the Guarantors including debt under the Credit Agreement, to the extent the value of the assets securing such debt. The Guarantees will be structurally subordinated to all of the existing and future liabilities (including trade payables) of each of the subsidiaries of each Guarantor that do not guarantee the Notes.

As of January 1, 2011, the Company believes it is in compliance with all of the financial covenants, as well as all of the other covenants contained in the Credit Agreement and Indenture.

Debt consists of the following (in thousands):

	January 1, 2011	January 2, 2010
Credit Agreement:
Revolving Credit Facility	$160,000	$—
Term Loan	300,000	32,500
8.5% Senior Notes due 2018	250,000	—
Other Notes	39	48
	710,039	32,548
Less Current Maturities	3,009	5,009
	$707,030	$27,539

Maturities of long-term debt at January 1, 2011 follow (in thousands):

Contractual Debt Payment
2011	$3,009
2012	2,260
2013	3,010
2014	3,760
2015	163,000
thereafter	535,000
$710,039

As of January 1, 2011, current maturities of debt of  $3.0 million will be due during fiscal 2011, which include scheduled term loan principal payments of  $0.75 million due each calendar quarter.

The Company entered into a Bridge Facility (the "Bridge Facility") commitment with the parties to the Senior Secured Facilities in the aggregate principal amount not to exceed  $250.0 million.  The proceeds of the Bridge Facility if drawn were to be used to finance in part the Griffin Transaction.  The Bridge Facility was available to ensure that the Griffin Transaction would close if certain unsecured financing related to the Company's acquisition did not get issued prior to the closing of the Merger.  The Company incurred a commitment fee of approximately  $3.1 million for the Bridge Facility. The Company recorded the commitment fee as interest expense when the Bridge Facility expired.

Other Noncurrent Liabilities	12 Months Ended
Jan. 01, 2011
Notes to Financial Statements [Abstract]
Other Noncurrent Liabilities
OTHER NONCURRENT LIABILITIES

Other noncurrent liabilities consist of the following (in thousands):

	January 1, 2011	January 2, 2010
Accrued pension liability (Note 13)	$18,068	$19,060
Reserve for self insurance, litigation, environmental and tax matters (Note 17)	26,756	14,610
Other	5,936	2,473
	$50,760	$36,143

Income Taxes	12 Months Ended
Jan. 01, 2011
Notes to Financial Statements [Abstract]
Income Taxes
INCOME TAXES

FASB authoritative guidance prescribes accounting for and disclosure of uncertain tax positions ("UTP") and requires application of a more likely than not threshold to the recognition and de-recognition of UTP.  FASB authoritative guidance permits recognition of the amount of tax benefit that has a greater than 50 percent likelihood of being realized upon settlement.  A change in judgment related to the expected ultimate resolution of UTP is recognized in earnings in the quarter of change.  At January 1, 2011 and January 2, 2010, the Company had  $0.1 million, respectively of gross unrecognized tax benefits; if recognized, the net impact on the Company’s effective tax rate would be less than  $0.1 million, respectively.  The Company recognizes accrued interest and penalties, as appropriate, related to unrecognized tax benefits as a component of income tax expense.

In fiscal 2010, the Company's major taxing jurisdictions include the U.S. (federal and state).  The Company is no longer subject to federal examinations on years prior to fiscal 2006.  The number of years open for state tax audits varies, depending on the tax jurisdiction, but is generally from three to five years.  Currently, several state examinations are in progress.  The Company does not anticipate that any state or federal audits will have a significant impact on the Company’s results of operations or financial position.  In addition, the Company does not reasonably expect any significant changes to the estimated amount of liability associated with the Company's unrecognized tax positions in fiscal 2011.

Income tax expense/(benefit) attributable to income from continuing operations before income taxes consists of the following (in thousands):

	January 1, 2011	January 2, 2010	January 3, 2009
Current:
Federal	$21,491	$11,741	$29,193
State	4,356	2,702	5,152
Deferred:
Federal and State	253	10,646	1,009
	$26,100	$25,089	$35,354

Income tax expense for the years ended January 1, 2011, January 2, 2010 and January 3, 2009, differed from the amount computed by applying the statutory U.S. federal income tax rate to income from continuing operations before income taxes as a result of the following (in thousands):

	January 1, 2011	January 2, 2010	January 3, 2009
Computed "expected" tax expense	$24,620	$23,408	$31,471
State income taxes	2,679	2,491	3,436
Section 199 deduction	(2,079)	(744)	(1,257)
Non-deductible employee compensation	363	201	993
Tax credits	(80)	(441)	(128)
Reversal of reserve for taxes	(52)	(212)	(19)
Other, net	649	386	858
	$26,100	$25,089	$35,354

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at January 1, 2011 and January 2, 2010 are presented below (in thousands):

	January 1, 2011	January 2, 2010
Deferred tax assets:
Net operating loss carryforwards	$1,754	$2,196
Loss contingency reserves	9,941	7,330
Employee benefits	3,453	3,070
Pension liability	12,623	14,088
Intangible assets amortization, including taxable goodwill	233	552
Other	6,705	4,290
Total gross deferred tax assets	34,709	31,526
Less valuation allowance	(45)	(175)
Net deferred tax assets	34,664	31,351

Deferred tax liabilities:
Intangible assets amortization, including taxable goodwill	—	—
Property, plant and equipment depreciation	(23,192)	(21,788)
Other	(10,438)	(8,682)
Total gross deferred tax liabilities	(33,630)	(30,470)
	$1,034	$881

At January 1, 2011, the Company had net operating loss carryforwards for federal income tax purposes of approximately  $4.7 million expiring through 2020.  The availability of the net operating loss carryforwards to reduce future taxable income is subject to various limitations.  As a result of the change in ownership which occurred pursuant to the May 2002 recapitalization, utilization of the net operating loss carryforwards is limited to approximately  $0.7 million per year for the remaining life of the net operating losses.

The net change in the total valuation allowance was a decrease of approximately  $0.1 million for the year ended January 1, 2011 due to the expiration of net operating loss carryforwards.  The Company has assessed that it is more likely than not that it will generate sufficient taxable income in future periods to realize its deferred income tax assets.

Stockholders' Equity and Stock-Based Compensation	12 Months Ended
Jan. 01, 2011
Notes to Financial Statements [Abstract]
Stockholders' Equity and Stock-Based Compensation
STOCKHOLDERS' EQUITY AND STOCK-BASED COMPENSATION

On December 21, 2010 a special meeting of the stockholders was held and a proposal to approve an amendment to Darling's restated certificate of incorporation, as amended, to increase the total number of authorized shares of common stock, par value  $0.01, from 100,000,000 to 150,000,000 was approved.

On May 11, 2005, the shareholders approved the Company's 2004 Omnibus Incentive Plan (the "2004 Plan").  The 2004 Plan replaced both the 1994 Employee Flexible Stock Option Plan and the Non-Employee Directors Stock Option Plan and thus broadens the array of equity alternatives available to the Company.   On May 11, 2010, the shareholders reapproved the performance measures under the 2004 Plan.  Under the 2004 Plan, the Company is allowed to grant stock options, stock appreciation rights, non-vested and restricted stock (including performance stock), restricted stock units (including performance units), other stock-based awards, non-employee director awards, dividend equivalents and cash-based awards.  There are up to 6,074,969 common shares available under the 2004 Plan which may be granted to any participant in any plan year as defined in the 2004 Plan.  Some of those shares are subject to outstanding awards as detailed in the tables below.  To the extent these outstanding awards are forfeited or expire without exercise, the shares will be returned to and available for future grants under the 2004 Plan.  The 2004 Plan’s purpose is to attract, retain and motivate employees, directors and third party service providers of the Company and to encourage them to have a financial interest in the Company.  The 2004 Plan is administered by the Compensation Committee (the "Committee") of the Board of Directors.  The Committee has the authority to select plan participants, grant awards, and determine the terms and conditions of such awards as defined in the 2004 Plan.  The Company’s stock options granted under the 2004 Plan generally terminate 10 years after date of grant.  At January 1, 2011, the number of common shares available for issuance under the 2004 Plan was 1,933,217.

The following is a summary of stock-based compensation granted during the years ended January 1, 2011, January 2, 2010 and January 3, 2009.

Nonqualified Stock Options.  On February 27, 2008, the Company granted 20,000 nonqualified stock options in the aggregate to the non-employee directors.  The exercise price for February 27, 2008 stock options was  $13.55 per share (fair market value at grant date).  On May 6, 2008 following a new director’s initial election to the board by the stockholders, the Company granted 4,000 nonqualified stock options to the most recent non-employee director.  The exercise price for the May 6, 2008 stock options was  $16.20 per share (fair market value at the grant date).  On March 10, 2009, the Company granted 24,000 nonqualified stock options in the aggregate to the non-employee directors.  The exercise price for the March 10, 2009 stock options was  $2.94 per share (fair market value at the close of the trading day immediately preceding the grant date).  On March 9, 2010, the Company granted 24,000 nonqualified stock options in the aggregate to the non-employee directors.  The exercise price for March 9, 2010 stock options was  $8.21 per share (fair market value at the close of the trading day immediately preceding the grant date).  All of the non-employee director stock options vest 25 percent six months after the grant date and 25 percent on each of the first three anniversary dates thereafter.

On March 9, 2010, the Company's board of directors granted 53,722 nonqualified stock options in the aggregate under the Company’s long term incentive program to certain of the Company’s employees.  The exercise price for March 9, 2010 stock options was  $8.21 per share (fair market value at the close of the trading day immediately preceding the grant date).  All of these awards vest 25 percent upon grant and 25 percent on each of the first three anniversary dates of the grant thereafter.

Incentive Stock Options. For fiscal 2010, 2009 and 2008 the Company did not issue any incentive stock options.

A summary of stock option activity as of January 1, 2011 and changes during the year ended is presented below.

	Number of shares	Weighted-avg. exercise price per share	Weighted-avg. remaining contractual life
Options outstanding at January 2, 2010	810,205	$3.75
Granted	77,722	8.21
Exercised	(20,905)	1.68
Forfeited	—	N/A
Expired	—	N/A
Options outstanding at January 1, 2011	867,022	$4.20	4.5 years
Options exercisable at January 1, 2011	790,727	$3.85	4.0 years

The fair value of each stock option grant under the Company's stock option plan was estimated on the date of grant using the Black Scholes option-pricing model with the following weighted average assumptions and results for fiscal 2010, 2009 and 2008.

Weighted Average	2010	2009	2008
Expected dividend yield	0.0%	0.0%	0.0%
Risk-free interest rate	2.73%	2.31%	3.24%
Expected term	5.77 years	5.80 years	5.80 years
Expected volatility	60.2%	58.4%	42.0%
Fair value of options granted	$4.80	$1.76	$6.23

The expected lives for options granted during fiscal 2010, 2009 and 2008 were computed using the simplified method.

At January 1, 2011,  $7.8 million of total future equity-based compensation expense (determined using the Black-Scholes option pricing model and Monte Carlo model for non-vested stock grants) related to outstanding non-vested options and stock awards is expected to be recognized over a weighted average period of 1.9 years.

For the years ended January 1, 2011 and January 2, 2010, the amount of cash received from the exercise of options was insignificant and the related tax benefits were approximately  $0.2 million and less than  $0.1 million, respectively.  For the year ended January 3, 2009 the amount of cash received from the exercise of options was approximately  $0.3 million and the related tax benefits were approximately  $2.3 million.  The total intrinsic value of options exercised for the years ended January 1, 2011, January 2, 2010 and January 3, 2009 was approximately  $0.1 million,  $0.1 million and  $6.4 million, respectively.  The fair value of shares vested for the years ended January 1, 2011, January 2, 2010 and January 3, 2009 was approximately  $2.0 million,  $0.7 million and  $0.6 million, respectively.  At January 1, 2011, the aggregate intrinsic value of options outstanding was approximately  $7.9 million and the aggregate intrinsic value of options exercisable was approximately  $7.5 million.

Non-Vested Stock Awards.  On March 3, 2008, the Company's board of directors granted 67,411 shares of stock under the Company's long term incentive program.  At the grant date 16,853 shares vested immediately and the remaining stock awards vest over the next three anniversary dates of the grant in equal installments.  On March 10, 2009, the Company’s board of directors granted 410,076 shares of stock, 366,326 shares were under the Company’s long term incentive program and 43,750 shares were granted as a one-time issuance to other employees not part of the Company’s long term incentive award program.  At the March 10, 2009 grant date 102,518 shares vested immediately and the remaining stock awards vest over the next three anniversary dates of the grants in equal installments.  On March 9, 2010, the Company's board of directors granted 241,183 shares of stock, 161,183 shares were under the Company's long term incentive program and 80,000 shares were granted as a one-time issuance to other employees not part of the Company’s long term incentive award program.  On November 11, 2010, the Company's board of directors approved award opportunities for 640,000 non-vested restricted shares at  $12.53 (fair market value at grant date)

under the Company's 2010 Special Incentive Program (as more fully described below).  These restricted shares vest upon the closing of the Merger and achievement of certain varying market conditions over vesting periods spanning 4 years.

A summary of the Company’s non-vested stock awards as of January 1, 2011, and changes during the year ended is as follows:

	Non-Vested Shares	Weighted Average Grant Date Fair Value
Stock awards outstanding January 2, 2010	341,261	$4.02
Shares granted	881,183	8.98
Shares vested	(216,336)	6.89
Shares forfeited	—	—
Stock awards outstanding January 1, 2011	1,006,108	$7.75

Restricted Stock Awards.  On March 9, 2006, the Company's Board of Directors approved a Non-Employee Director Restricted Stock Award Plan (as subsequently amended, the "Director Restricted Stock Plan") pursuant to and in accordance with the 2004 Plan in order to attract and retain highly qualified persons to serve as non-employee directors and to more closely align such directors' interests with the interests of the stockholders of the Company by providing a portion of their compensation in the form of Company common stock.

Under the Director Restricted Stock Plan,  $20,000 in restricted Company common stock (the "Restricted Stock") will be awarded to each non-employee director on the fourth business day after the Company releases its earnings for its prior completed fiscal year (the "Date of Award").  The amount of restricted stock to be issued will be calculated using the closing price of the Company’s common stock on the third business day after the Company releases its earnings.  The Restricted Stock will be subject to a right of repurchase at  $0.01 per share upon termination of the holder as a member of the Company's board of directors for cause and will not be transferable. These restrictions will lapse with respect to 100% of the Restricted Stock upon the earliest to occur of (i) ten years after the Date of Award, (ii) a Change of Control (as defined in the 2004 Plan), and (iii) termination of the non-employee director's service with the Company, other than for "cause" (as defined in the Director Restricted Stock Plan).  On March 9, 2010, the Company issued 14,616 share of restricted stock in the aggregate to its non-employee directors under the Director Restricted Stock Plan.  On March 10, 2009, the Company issued 40,818 shares of restricted stock in the aggregate to its non-employee directors under the Director Restricted Stock Plan.  On March 3, 2008 and March 11, 2008, the Company issued 7,190 and 1,509 shares of restricted stock in the aggregate to its non-employee directors under the Director Restricted Stock Plan.

A summary of the Company’s directors’ restricted stock awards as of January 1, 2011, and changes during the year ended is as follows:

	Restricted Shares	Weighted Average Grant Date Fair Value
Stock awards outstanding January 2, 2010	79,532	$5.03
Restricted shares granted	14,616	8.21
Restricted shares where the restriction lapsed	—	N/A
Restricted shares forfeited	—	N/A
Stock awards outstanding January 1, 2011	94,148	$5.52

Long-Term Incentive Opportunity Awards. The Committee has adopted a Long-Term Incentive Plan (the "LTIP") for the Company's key employees, as a subplan under the terms of the 2004 Plan.  The principal purpose of the LTIP is to encourage the Company's executives to enhance the value of the Company and, hence, the price of the Company’s stock and the stockholders' return.  In addition, the LTIP is designed to create retention incentives for the individual and to provide an opportunity for increased equity ownership by executives.  The Committee awarded dollar value performance based restricted stock and stock option opportunities under the LTIP for fiscal 2010 to certain of the Company's officers, including the Chief Executive Officer and the Executive Vice Presidents of Finance and Administration, Operations, Commodities, Legal, and Sales and Services (the "2010 Restricted Stock and Option Awards").  The restricted stock and stock options underlying the 2010 Restricted Stock and Option Awards are issued only if a predetermined financial objective is met by the Company.  The Company met the financial objective for fiscal 2010.  Accordingly, in accordance with the terms of the 2010 Restricted Stock and Option Awards, it is anticipated that the restricted stock representing 75% of the potential award and stock options representing 25% of the potential award will be granted and issued to the executives on the fourth business day after the Company releases its annual financial results for fiscal 2010. The amount of restricted stock and stock options to be issued was predetermined using the closing market price of the Company's common stock on January 8, 2010, the date of adoption of the LTIP program for fiscal 2010.  The stock options will have an exercise price equal to the fair market value of the Company's common stock on the third business day after the Company releases its annual financial results.

The Committee awarded dollar value performance based restricted stock and stock option opportunities under the LTIP for fiscal 2009 to certain of the Company’s officers, including the Chief Executive Officer and the Executive Vice Presidents of Finance and Administration, Operations, Commodities, Legal, and Sales and Services (the "2009 Restricted Stock and Option Awards").  The restricted stock and stock options underlying the 2009 Restricted Stock and Option Awards are issued only if a predetermined financial objective is met by the Company.  The Company met the financial objective for fiscal 2009.  Accordingly, in accordance with the terms of the 2009 Restricted Stock and Option Awards, the restricted stock representing 75% of the award and stock options representing 25% of the award were granted and issued to the executives on the fourth business day after the Company released its annual financial results for fiscal 2009.  The amount of restricted stock and stock options granted and issued was calculated using the closing price of the Company’s common stock on the third business day after the Company released its annual financial results for fiscal 2009.  The stock options have an exercise price equal to the fair market value of the Company’s common stock on the third business day after the Company released its annual financial results.

The above 2010 Restricted Stock and Option Awards and 2009 Restricted Stock and Option Awards are treated as a liability until the grant date when the number of shares and options to be issued is known, and then it becomes equity-classified.  At January 1, 2011 and January 2, 2010 the Company recorded a liability of approximately  $2.6 million and  $1.8 million on the balance sheet for the long-term incentive opportunities.

2010 Special Incentive Program Awards. On November 11, 2010, the Committee approved a 2010 Special Incentive Program (the "2010 Special Incentive Program") for certain key employees of the Company pursuant to the Company's 2004 Omnibus Incentive Plan, conditioned upon the closing of the Merger.  Under the 2010 Special Incentive Program, certain key employees (the "Participating Employees") upon successful completion of the Merger became eligible to receive a total of 640,000 shares of restricted stock.  The stock vests upon the closing of the Merger and achievement of certain varying market conditions over vesting periods spanning 4 years.  A Participating Employee will not be entitled to receive any grant under the Restricted Stock Award if such Participating Employee’s employment with the Company has terminated, voluntarily or involuntarily, prior to the determination that the conditions to receive the Restricted Stock Award have been fulfilled.

Employee Benefit Plans	12 Months Ended
Jan. 01, 2011
Notes to Financial Statements [Abstract]
Employee Benefit Plans
EMPLOYEE BENEFIT PLANS

The Company has retirement and pension plans covering substantially all of its employees.  Most retirement benefits are provided by the Company under separate final-pay noncontributory and contributory defined benefit and defined contribution plans for all salaried and hourly employees (excluding those covered by union-sponsored plans) who meet service and age requirements. Defined benefits are based principally on length of service and earnings patterns during the five years preceding retirement.

Effective January 1, 2008, the Darling National LLC Pension Retirement Plan was merged into the Darling International Inc. Hourly Employees' Retirement Plan, which plan was then amended and restated.  Employees from both plans are entitled to their accrued benefit as of December 31, 2007 under their prior plan design, plus benefit accruals after January 1, 2008 using the new benefit of  $20 for each year of service with no cap on service years with no effect on accumulated benefits.  Previously, these hourly employees had been accruing  $20- $30 per year of service, depending on location of employment.

Also effective January 1, 2008, the Darling International Inc. Salaried Employees' Retirement Plan, a defined benefit plan, was amended.  Effective January 1, 2008, all of the Company's eligible salaried employees participate in this plan, including all former Darling National salaried employees who did not have a defined benefit plan prior to January 1, 2008.  All eligible salaried employees are entitled to their accrued benefit as of December 31, 2007, which accrued benefit is an amount equal to 1.8% times years of service (up to 25 years) times final average pay plus 0.5% for each additional service year beyond 25 years, with a total service year cap of 40 years with no effect on accumulated benefits.  Effective January 1, 2008, for service years earned going forward, the benefit accrual will be 0.25% times years of service times final average pay.

Also effective January 1, 2008, the Darling National LLC Retirement Savings Plan was amended and restated to, among other things, update the plan for the Economic Growth and Tax Relief Reconciliation Act and change the name of the plan to the Darling International Inc. Hourly 401(k) Savings Plan.  Effective January 1, 2008, all of the Company’s hourly employees are eligible to participate in this plan, which allows for elective deferrals, an employer match equal to 100% of the first  $10 per pay period deferred by a participant, with a maximum of  $520 per year, and an employer contribution equal to  $520 per year.  Previously, certain of the Company’s hourly employees were only given the opportunity to make deferrals.  The  $520 employer contribution will be a new contribution for all participating hourly employees.  This plan accepted the transfer of assets and liabilities of the hourly employees that had account balances in the Darling International Inc. 401(k) Savings Plan which existed prior to January 1, 2008.  The Company's matching portion to the Darling International Inc. Hourly 401(k) Savings plan for fiscal 2010, fiscal 2009 and 2008 was approximately  $0.7 million,  $0.7 million and  $0.6 million, respectively.

Effective January 1, 2008, the Darling International Inc. 401(k) Savings Plan, a defined contribution plan, was amended and restated and became the Darling International Inc. Salaried 401(k) Savings Plan and now includes all eligible salaried employees.  This plan received the assets and liabilities of participating salaried employees under the Darling National LLC Retirement Savings Plan.  Effective January 1, 2008, the Darling International Inc. Salaried 401(k) Savings Plan includes an employer contribution based on age (ranging from 2-5% of compensation per year), and will continue to allow for employee deferrals.  Previously, only the Darling National employees received an employer match, which was equal to 100% of the first  $10 per pay period deferred by a participant, with a maximum of  $520 per year.  The Company’s matching portion to the Darling International Inc. Salaried 401(k) Savings Plan for fiscal 2010, fiscal 2009 and 2008 was approximately  $1.5 million,  $1.5 million and  $1.4 million, respectively.

Griffin employees are covered under separate qualified profit-sharing plans that cover substantially all salaried and office employees who qualify as to age and length of service and substantially all hourly employees other than office employees.  Each of these plans has an added 401(k) option, which includes a Griffin matching contribution.  For fiscal 2010 the amount of the Company’s profit-sharing and matching 401(k) match was immaterial.

The Company recognizes the over-funded or under-funded status of the Company's defined benefit post-retirement plans as an asset or liability in the Company's balance sheet, with changes in the funded status recognized through comprehensive income in the year in which they occur.

The following table sets forth the plans’ funded status and amounts recognized in the Company's consolidated balance sheets based on the measurement date (January 1, 2011 and January 2, 2010) (in thousands):

	January 1, 2011	January 2, 2010
Change in projected benefit obligation:
Projected benefit obligation at beginning of period	$103,159	$96,539
Service cost	1,056	984
Interest cost	5,959	5,767
Actuarial loss	4,996	3,768
Benefits paid	(3,794)	(3,914)
Other	—	15
Projected benefit obligation at end of period	111,376	103,159

Change in plan assets:
Fair value of plan assets at beginning of period	84,099	60,276
Actual return on plan assets	11,974	12,812
Employer contribution	1,029	14,925
Benefits paid	(3,794)	(3,914)
Fair value of plan assets at end of period	93,308	84,099

Funded status	(18,068)	(19,060)
Net amount recognized	$(18,068)	$(19,060)

Amounts recognized in the consolidated balance sheets consist of:
Non-current liability	$(18,068)	$(19,060)
Net amount recognized	$(18,068)	$(19,060)

Amounts recognized in accumulated other comprehensive loss consist of:
Net actuarial loss	$32,146	$35,866
Prior service cost	264	375
Net amount recognized (a)	$32,410	$36,241

(a)    Amounts do not include deferred taxes of  $12.2 million and  $13.7 million at January 1, 2011 and January 2, 2010, respectively.

	January 1, 2011	January 2, 2010
Projected benefit obligation	$111,376	$103,159
Accumulated benefit obligation	103,946	96,082
Fair value of plan assets	93,308	84,099

Net pension cost includes the following components (in thousands):

	January 1, 2011	January 2, 2010	January 3, 2009
Service cost	$1,056	$984	$1,067
Interest cost	5,959	5,767	5,442
Expected return on plan assets	(6,389)	(4,811)	(6,603)
Net amortization and deferral	3,242	4,321	472
Net pension cost	$3,868	$6,261	$378

Amounts recognized in accumulated other comprehensive income (loss) for the year ended (in thousands):

	2010	2009
Actuarial gains recognized:
Reclassification adjustments	$1,917	$2,558
Actuarial (loss)/gain recognized during the period	361	2,592
Prior service (cost) credit recognized:
Reclassification adjustments	68	88
Prior service cost arising during the period	—	(9)
	$2,346	$5,229

The estimated amount that will be amortized from accumulated other comprehensive loss into net periodic pension cost in fiscal 2011 is as follows (in thousands):

2011
Net actuarial loss	$2,724
Prior service cost	90
$2,814

Weighted average assumptions used to determine benefit obligations were:

	January 1, 2011	January 2, 2010	January 3, 2009
Discount rate	5.55%	5.90%	6.10%
Rate of compensation increase	4.16%	4.08%	4.08%

Weighted average assumptions used to determine net periodic benefit cost for the employee benefit pension plans were:

	January 1, 2011	January 2, 2010	January 3, 2009
Discount rate	5.90%	6.10%	6.00%
Rate of increase in future compensation levels	4.08%	4.08%	4.10%
Expected long-term rate of return on assets	7.85%	8.10%	8.10%

Consideration was made to the long-term time horizon for the plans' benefit obligations as well as the related asset class mix in determining the expected long-term rate of return.  Historical returns are also considered, over the long-term time horizon, in determining the expected return.  Considering the overall asset mix of approximately 60% equity and 40% fixed income, several years in the last ten years (except for 2008) having strong double digit returns as well as several years of single digit losses, the Company believes it is reasonable to expect a long-term rate of return of 7.85% for the plans' investments as a whole.

Plan Assets

The Company's pension plan weighted-average asset allocations at January 1, 2011 and January 2, 2010, by asset category, are as follows:

	Plan Assets at
Asset Category	January 1, 2011	January 2, 2010
Equity Securities	59.8%	61.1%
Debt Securities	40.2%	38.9%
Other	– %	– %
Total	100.0%	100.0%

The investment objectives have been established in conjunction with a comprehensive review of the current and projected financial requirements.  The primary investment objectives are:  1) to have the ability to pay all benefit and expense obligations when due; 2) to maximize investment returns within reasonable and prudent levels of risk in order to minimize contributions; and 3) to maintain flexibility in determining the future level of contributions.

Investment results are the most critical element in achieving funding objectives, while reliance on contributions is a secondary element.

The investment guidelines are based upon an investment horizon of greater than ten years; therefore, interim fluctuations are viewed with this perspective.  The strategic asset allocation is based on this long-term perspective.  However, because the participants’ average age is somewhat older than the typical average plan age, consideration is given to retaining some short-term liquidity.  Analysis of the cash flow projections of the plans indicates that benefit payments will continue to exceed contributions.  The results of a thorough asset-liability study completed during 2008 reinforced the appropriateness of the Company's target asset allocation ranges described herein.

Based upon the plans’ time horizon, risk tolerances, performance expectations, asset class constraints and asset-liability study results, target asset allocation ranges are as follows:

Fixed Income	35% - 45%
Domestic Equities	45% - 55%
International Equities	7% - 13%

The fixed income allocation is invested in corporate and government bonds primarily denominated in U.S. dollar, private and publicly traded mortgages, private placement debt and cash equivalents.  The average maturity of these issues does not exceed ten years.  The portfolio is expected to be well-diversified.

The domestic equity allocation is invested in stocks traded on one of the U.S. stock exchanges.  Securities convertible into such stocks, convertible bonds and preferred stock, may also be purchased.  The majority of the domestic equities are invested in mutual funds that are well-diversified among growth and value stocks categorized in large, mid and small cap asset classes.  By definition, small cap investments carry greater risk than large and mid cap, but also are expected to create greater returns over time than large and mid cap.  By definition large cap investments carry less risk than small and mid cap, and are expected to return less than small and mid cap over time.  By definition mid cap investments fall between small and large cap stocks concerning riskiness and expected return.  Small company definitions fluctuate with market levels but generally will be considered companies with market capitalizations between  $300 million and  $2 billion.  The portfolio will be diversified in terms of individual company securities and industries.  No individual equity or individual fixed income investment comprised more than 1.5% of the defined benefit plans' total assets (excluding U.S. government issues).

The international equity allocation is invested in companies whose stock is traded outside the U.S. and/or companies that conduct the major portion of their business outside of the U.S.  The portfolio may invest in ADR's.  The emerging market portion of the international equity investment is held below 10% due to greater volatility in the asset class.  The portfolio is well-diversified in terms of companies, industries and countries.

All investment objectives are expected to be achieved over a market cycle anticipated to be a period of five to seven years.  Reallocations are performed on a monthly basis to retain target allocation ranges.

The following table presents fair value measurements for the Company's defined benefit plans’ assets as categorized using the fair value hierarchy under FASB authoritative guidance (in thousands):

	Total	Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs
(In thousands of dollars)	Fair Value	(Level 1)	(Level 2)	(Level 3)
Balances as January 2, 2010
Fixed Maturities:
Long-term bonds	$29,879	$—	$29,879	$—
U.S. Government bonds	2,193	—	2,193	—
Equity Securities:
Common stocks	50,527	—	50,527	—
Other equity interests	1,500	—	1,500	—
Totals	$84,099	—	$84,099	$—

Balances as January 1, 2011

Fixed Income:
Long Term	$32,734	$32,734	$—	$—
Short Term	4,741	4,298	443	—
Equity Securities:
Domestic equities	45,465	45,465	—	—
International equities	10,368	10,368	—	—
Totals	$93,308	$92,865	$443	$—

In fiscal 2009 the defined benefit plans' assets were 100% comprised of purchased units of pooled separate accounts ("PSA").  The net assets values of the PSA’s are not publicly-quoted in an active market.  The net assets value of each PSA is based on the market value of the underlying investments.  During fiscal 2010 the Company increased its pension investment options allowing for investing directly into mutual funds whereby the Company believes it gives the pension plan assets more options and a greater long term return potential.  As a result the Company has transferred its pension assets in fiscal 2010 from PSA accounts to assets nearly 100% comprised of mutual funds, which are publicly traded in an active market.  The particular shares used in the defined benefit plans are either retirement plan shares or A-shares with no loads.  The fair value of each mutual fund is based on the market value of the underlying investments.

Contributions

The Company's funding policy for employee benefit pension plans is to contribute annually not less than the minimum amount required nor more than the maximum amount that can be deducted for federal income tax purposes.  Contributions are intended to provide not only for benefits attributed to service to date but also for those expected to be earned in the future.

Based on current actuarial estimates, the Company expects to make payments of approximately  $2.0 million to meet funding requirements for its pension plans in fiscal 2011.

Estimated Future Benefit Payments

The following benefit payments, which reflect expected future service, as appropriate, are expected to be paid (in thousands):

Year Ending	Pension Benefits
2011	$4,670
2012	4,760
2013	4,890
2014	5,380
2015	5,720
Years 2016 – 2020	33,340

The Company participates in several multi-employer pension plans which provide defined benefits to certain employees covered by labor contracts.  These plans are not administered by the Company and contributions are determined in accordance with provisions of negotiated labor contracts.  Current information with respect to the Company's proportionate share of the over-and under-funded status of all actuarially computed value of vested benefits over these pension plans' net assets is not available.  The Company's portion of contributions to these plans amounted to  $2.9 million,  $2.8 million and  $2.8 million for the years ended January 1, 2011, January 2, 2010 and January 3, 2009, respectively.

The Company participates in several multi-employer pension plans which provide defined benefits to certain employees covered by labor contracts.  One multi-employer plan in which the Company participates gave notification of a mass withdrawal termination for the plan year ended June 30, 2007.  In April 2008 the Company made a lump sum settlement payment to this multi-employer plan for approximately  $1.4 million, which included a release for any future liability.  In June 2009, the Company received a notice of a mass withdrawal termination and a notice of initial withdrawal liability from a multi-employer plan in which it participates.  The Company had anticipated this event and as a result had accrued approximately  $3.2 million as of January 3, 2009 based on the most recent information that was probable and estimable for this plan.  The plan had given a notice of redetermination liability in December 2009.  In fiscal 2010, the Company received further third party information confirming the future payout related to this multi-employer plan.  As a result, the Company reduced its liability to approximately  $1.2 million.  In fiscal 2010, another underfunded multi-employer plan in which the Company participates gave notification of partial withdrawal liability.  As of January 1, 2011, the Company has an accrued liability of approximately  $1.1 million representing the present value of scheduled withdrawal liability payments under this multi-employer plan.  While the Company has no ability to calculate a possible current liability for under-funded multi-employer plans that could terminate or could require additional funding under the Pension Protection Act of 2006, the amounts could be material.

Derivatives	12 Months Ended
Jan. 01, 2011
Notes to Financial Statements [Abstract]
Derivatives
DERIVATIVES

The Company’s operations are exposed to market risks relating to commodity prices that affect the Company’s cost of raw materials, finished product prices and energy costs and the risk of changes in interest rates.

The Company makes limited use of derivative instruments to manage cash flow risks related to interest expense, natural gas usage, diesel fuel usage and inventory.  The Company does not use derivative instruments for trading purposes.  Interest rate swaps are entered into with the intent of managing overall borrowing costs by reducing the potential impact of increases in interest rates on floating-rate long-term debt.  Natural gas swaps and options are entered into with the intent of managing the overall cost of natural gas usage by reducing the potential impact of seasonal weather demands on natural gas that increases natural gas prices.  Heating oil swaps are entered into with the intent of managing the overall cost of diesel fuel usage by reducing the potential impact of seasonal weather demands on diesel fuel that increases diesel fuel prices.  Inventory swaps and options are entered into with the intent of managing seasonally high concentrations of MBM, PM, BFT, PG, YG and BBP inventories by reducing the potential impact of decreasing prices.  At January 1, 2011, the Company had natural gas swaps outstanding that qualified and were designated for hedge accounting as well as heating oil swaps and natural gas swaps and options that did not qualify and were not designated for hedge accounting.

Entities are required to report all derivative instruments in the statement of financial position at fair value.  The accounting for changes in the fair value (i.e., gains or losses) of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and, if so, on the reason for holding the instrument.  If certain conditions are met, entities may elect to designate a derivative instrument as a hedge of exposures to changes in fair value, cash flows or foreign currencies.  If the hedged exposure is a cash flow exposure, the effective portion of the gain or loss on the derivative instrument is reported initially as a component of other comprehensive income (outside of earnings) and is subsequently reclassified into earnings when the forecasted transaction affects earnings.  Any amounts excluded from the assessment of hedge effectiveness as well as the ineffective portion of the gain or loss are reported in earnings immediately.  If the derivative instrument is not designated as a hedge, the gain or loss is recognized in earnings in the period of change.

Cash Flow Hedges

On May 19, 2006, the Company entered into two interest rate swap agreements that are considered cash flow hedges according to FASB authoritative guidance.  Under the terms of these swap agreements, beginning June 30, 2006, the cash flows from the Company’s  $50.0 million floating-rate term loan facility under the former credit agreement had been exchanged for fixed-rate contracts that bear interest, payable quarterly.  The first swap agreement for  $25.0 million matured April 7, 2012 bearing interest at 5.42%, which does not include the borrowing spread per the former credit agreement, with amortizing payments that mirror the old term loan facility.  The second swap agreement for  $25.0 million matured April 7, 2012 bearing interest at 5.415%, which does not include the borrowing spread per the former credit agreement, with amortizing payments that mirror the old term loan facility.  The Company’s receive rate on each swap agreement was based on three-month LIBOR.  As a result of the Merger and entry into a new Credit Agreement the term loan that specifically related to these interest swap transactions was repaid.  As such, the Company discontinued and paid approximately  $2.0 million representing the fair value of these two interest swap transactions at the discontinuance date with the effective portion in accumulated other comprehensive loss to be reclassified to income over the remaining original term of the interest swaps.

In the fourth quarter of fiscal 2009, the Company entered into natural gas swap contracts that are considered cash flow hedges.  Under the terms of the natural gas swap contracts the Company fixed the expected purchase cost of a portion of its plants expected natural gas usage through the first quarter of fiscal 2010.  As of January 1, 2011 these cash flow hedges have expired and settled according to the contracts.

In fiscal 2010, the Company has entered into natural gas contracts that are considered cash flow hedges.  Under the terms of the natural gas swap contracts the Company fixed the expected purchase cost of a portion of its plants expected natural gas usage through the second quarter of fiscal 2011.  As of January 1, 2011, some of the contracts have expired and settled according to the contracts while the remaining contract positions and activity are disclosed below.

The Company estimates the amount that will be reclassified from accumulated other comprehensive loss at January 1, 2011 into earnings over the next 12 months will be approximately  $1.0 million.  As of January 1, 2011, approximately  $0.3 million of losses have been reclassified into earnings as a result of the discontinuance of cash flow hedges.

The following table presents the fair value of the Company’s derivative instruments as of January 1, 2011 and January 2, 2010 (in thousands):

Derivatives Designated	Balance Sheet	Asset Derivatives Fair Value
as Hedges	Location	January 1, 2011	January 2, 2010
Natural gas swaps	Other current assets	$135	$228

Total derivatives designated as hedges		$135	$228

Derivatives not Designated as Hedges
Natural gas swaps	Other current assets	$212	$—
Heating oil swaps	Other current assets	81	84

Total derivatives not designated as hedges		$293	$84

Total asset derivatives		$428	$312

Derivatives Designated	Balance Sheet	Liability Derivatives Fair Value
as Hedges	Location	January 1, 2011	January 2, 2010
Interest rate swaps	Other noncurrent liabilities	$—	$2,473
Natural gas swaps	Accrued expenses	16	—

Total derivatives designated as hedges		$16	$2,473

Derivatives not Designated as Hedges
Inventory swaps	Accrued Expenses	$—	$3

Total derivates not designated as hedges		$—	$3

Total liability derivatives		$16	$2,476

The effect of the Company's derivative instruments on the consolidated financial statements for the fiscal years ended January 1, 2011 and January 2, 2010 are as follows (in thousands):

Derivatives Designated as Cash Flow Hedges	Gain or (Loss) Recognized in OCI on Derivatives (Effective Portion) (a)		Gain or (Loss) Reclassified From Accumulated OCI into Income (Effective Portion) (b)		Gain or (Loss) Recognized in Income On Derivatives (Ineffective Portion and Amount Excluded from Effectiveness Testing) (c)
	2010	2009	2010	2009	2010	2009

Interest rate swaps	$(723)	$(482)	$(1,551)	$(1,629)	$41	$(27)
Natural gas swaps	(257)	(186)	(161)	(409)	(13)	5

Total	$(980)	$(668)	$(1,712)	$(2,038)	$28	$(22)

(a)    Amount recognized in accumulated OCI (effective portion) is reported as accumulated other comprehensive loss of approximately  $1.0 million and approximately  $0.7 million recorded net of taxes of approximately  $0.4 million and approximately  $0.3 million for the year ended January 1, 2011 and January 2, 2010, respectively.

(b)    Gains and (losses) reclassified from accumulated OCI into income (effective portion) for interest rate swaps and natural gas swaps is included in interest expense and cost of sales, respectively, in the Company’s consolidated statements of operations.

(c)    Gains and (losses) recognized in income on derivatives (ineffective portion) for interest rate swaps and natural gas swaps is included in other, net in the Company’s consolidated statements of operations.

At January 1, 2011, the Company had forward purchase agreements in place for purchases of approximately   $6.8 million of natural gas and diesel fuel.  These forward purchase agreements have no net settlement provisions and the Company intends to take physical delivery.  Accordingly, the forward purchase agreements are not subject to the requirements of fair value accounting because they qualify as normal purchases as defined.

Fair Value Measurement	12 Months Ended
Jan. 01, 2011
Notes to Financial Statements [Abstract]
Fair Value Measurement
FAIR VALUE MEASUREMENT

FASB authoritative guidance which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements including guidance related to nonrecurring measurements of nonfinancial assets and liabilities.

The following table presents the Company's financial instruments that are measured at fair value on a recurring basis as of January 1, 2011 and are categorized using the fair value hierarchy under FASB authoritative guidance.  The fair value hierarchy has three levels based on the reliability of the inputs used to determine the fair value.

		Fair Value Measurements at January 1, 2011 Using
		Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs
(In thousands of dollars)	Total	(Level 1)	(Level 2)	(Level 3)
Derivative assets	$428	$—	$428	$—
Derivative liabilities	(16)	—	(16)	—
Total	$412	$—	$412	$—

Derivative assets consist of the Company's natural gas swap, natural gas option and heating oil swap contracts, which represents the difference between the observable market rates of commonly quoted intervals for similar assets and liabilities in active markets and the fixed swap and option rate considering the instruments term, notional amount and credit risk.  See Note 14 Derivatives for breakdown by instrument type.

Derivative liabilities consist of the Company's natural gas swap contracts, which represent the difference between the observable market rates of commonly quoted intervals for similar assets and liabilities in active markets and the fixed swap rate considering the instrument’s term, notional amount and credit risk.  See Note 14 Derivatives for breakdown by instrument type.

Concentration of Credit Risk	12 Months Ended
Jan. 01, 2011
Notes to Financial Statements [Abstract]
Concentration of Credit Risk
CONCENTRATION OF CREDIT RISK

Concentration of credit risk is limited due to the Company's diversified customer base and the fact that the Company sells commodities.  No single customer accounted for more than 10% of the Company’s net sales in fiscal years 2010, 2009 and 2008.

Contingencies	12 Months Ended
Jan. 01, 2011
Notes to Financial Statements [Abstract]
Contingencies
CONTINGENCIES

The Company is a party to several lawsuits, claims and loss contingencies arising in the ordinary course of its business, including assertions by certain regulatory and governmental agencies related to permitting requirements and air, wastewater and storm water discharges from the Company's processing facilities.

The Company’s workers compensation, auto and general liability policies contain significant deductibles or self-insured retentions.  The Company estimates and accrues its expected ultimate claim costs related to accidents occurring during each fiscal year and carries this accrual as a reserve until these claims are paid by the Company.

As a result of the matters discussed above, the Company has established loss reserves for insurance, environmental and litigation matters.  At January 1, 2011 and January 2, 2010, the reserves for insurance, environmental and litigation contingencies reflected on the balance sheet in accrued expenses and other non-current liabilities for which there are no potential insurance recoveries were approximately  $28.2 million and  $15.6 million, respectively.  The Company's management believes these reserves for contingencies are reasonable and sufficient based upon present governmental regulations and information currently available to management; however, there can be no assurance that final costs related to these matters will not exceed current estimates.  The Company believes that the likelihood is remote that any additional liability from these lawsuits and claims that may not be covered by insurance would have a material effect on the financial statements.

Lower Passaic River Area.  The Company has been named as a third party defendant in a lawsuit pending in the Superior Court of New Jersey, Essex County, styled New Jersey Department of Environmental Protection, The Commissioner of the New Jersey Department of Environmental Protection Agency and the Administrator of the New Jersey Spill Compensation Fund, as Plaintiffs, vs. Occidental Chemical Corporation, Tierra Solutions, Inc., Maxus Energy Corporation, Repsol YPF, S.A., YPF, S.A., YPF Holdings, Inc., and CLH Holdings, as Defendants (Docket No. L-009868-05) (the "Tierra/Maxus Litigation").  In the Tierra/Maxus Litigation, which was filed on December 13, 2005, the plaintiffs seek to recover from the defendants past and future cleanup and removal costs, as well as unspecified economic damages, punitive damages, penalties and a variety of other forms of relief, purportedly arising from the alleged discharges into the Passaic River of a particular type of dioxin and other unspecified hazardous substances.  The damages being sought by the plaintiffs from the defendants are likely to be substantial.  On February 4, 2009, two of the defendants, Tierra Solutions, Inc. ("Tierra") and Maxus Energy Corporation ("Maxus"), filed a third party complaint against over 300 entities, including the Company, seeking to recover all or a proportionate share of cleanup and removal costs, damages or other loss or harm, if any, for which Tierra or Maxus may be held liable in the Tierra/Maxus Litigation.  Tierra and Maxus allege that Standard Tallow Company, an entity that the Company acquired in 1996, contributed to the discharge of the hazardous substances that are the subject of this case while operating a former plant site located in Newark, New Jersey.  The Company is investigating these allegations, has entered into a joint defense agreement with many of the other third-party defendants and intends to defend itself vigorously.  Additionally, in December 2009, the Company, along with numerous other entities, received notice from the United States Environmental Protection Agency (EPA) that the Company (as successor-in-interest to Standard Tallow Company) is considered a potentially responsible party with respect to alleged contamination in the lower Passaic River area which is part of the Diamond Alkali Superfund Site located in Newark, New Jersey.  In the letter, EPA requested that the Company join a group of other parties in funding a remedial investigation and feasibility study at the site.  As of the date of this report, the Company has not agreed to participate in the funding group.  The Company’s ultimate liability for investigatory costs, remedial costs and/or natural resource damages in connection with the lower Passaic River area cannot be determined at this time; however, as of the date of this report, there is nothing that leads the Company to believe that these matters will have a material effect on the Company’s financial position or results of operation.

Business Segments	12 Months Ended
Jan. 01, 2011
Notes to Financial Statements [Abstract]
Business Segments
BUSINESS SEGMENTS

Effective January 2, 2011, as a result of the acquisition of Griffin, the Company's business operations were reorganized into two new segments, Rendering and Bakery, in order to better align its business with the underlying markets and customers that the Company serves. All historical periods have been restated for the changes to the segment reporting structure. The Company sells its products domestically and internationally. The measure of segment profit (loss) includes all revenues, operating expenses (excluding certain amortization of intangibles), and selling, general and administrative expenses incurred at all operating locations and excludes general corporate expenses.

Included in corporate activities are general corporate expenses and the amortization of intangibles. Assets of corporate activities include cash, unallocated prepaid expenses, deferred tax assets, prepaid pension, and miscellaneous other assets.

Rendering
Rendering operations process poultry, animal by-products and used cooking oil into fats (primarily BFT, PG and YG), protein (primarily MBM and PM (feed grade and pet food grade)) and hides. Fat is approximately  $399.1 million,  $283.7 million and  $462.9 million of net sales for the year ended January 1, 2011, January 2, 2010 and January 3, 2009, respectively and protein is approximately  $243.5 million,  $244.7 million and  $259.9 million of net sales for the year ended January 1, 2011, January 2, 2010 and January 3, 2009, respectively. Rendering also provides grease trap servicing. Included in Rendering is the National Service Center (“NSC”). The NSC schedules services such as fat and bone and used cooking oil collection and trap cleaning for contracted customers using the Company's resources or third party providers.

Bakery
Bakery products are collected from large commercial bakeries that produce a variety of products, including cookies, crackers, cereal, bread, dough, potato chips, pretzels, sweet goods and biscuits, among others. The Company processes the raw materials into BBP, including Cookie Meal®, an animal feed ingredient primarily used in poultry rations.

Business Segment Net Revenues (in thousands):

	Year Ended
	January 1, 2011	January 2, 2010	January 3, 2009
Rendering	$714,685	$597,806	$807,492
Bakery	10,224	—	—
Total	$724,909	$597,806	$807,492

Included in Corporate Activities are general corporate expenses and the amortization of intangibles related to "Fresh Start Reporting."

Business Segment Profit/(Loss)  (in thousands):

	Year Ended
	January 1, 2011	January 2, 2010	January 3, 2009
Rendering	$132,502	$109,697	$131,335
Bakery	1,425	—	—
Corporate Activities	(80,947)	(64,802)	(73,755)
Interest expense	(8,737)	(3,105)	(3,018)
Net income	$44,243	$41,790	$54,562

Although intangible assets are allocated to operating segments, the amortization related to the adoption of "Fresh Start Reporting" in 1993 is not considered in the measure of operating segment profit/(loss) and is included in Corporate Activities.

Business Segment Assets (in thousands):

	January 1, 2011	January 2, 2010
Rendering	$1,102,719	$336,362
Bakery	166,658	—
Corporate Activities	112,881	89,809
Total	$1,382,258	$426,171

 Business Segment Property, Plant and Equipment (in thousands):

	January 1, 2011	January 2, 2010	January 3, 2009
Depreciation and amortization:
Rendering	$27,959	$21,932	$18,580
Bakery	426	—	—
Corporate Activities	3,523	3,294	5,853
Total	$31,908	$25,226	$24,433
Capital expenditures:
Rendering	$21,431	$19,666	$28,109
Bakery	165	—	—
Corporate Activities	3,124	3,972	2,897
Total (a)	$24,720	$23,638	$31,006

(a)    Excludes the capital assets acquired as part of the acquisition of assets related to the Griffin Transaction and Nebraska Transaction in fiscal 2010 of approximately $243.7 million, the Sanimax Transaction and Boca Transaction in fiscal 2009 of approximately  $8.0 million and the API Transaction in fiscal 2008 of approximately  $3.4 million.

The Company has no material foreign operations, but exports a portion of its products to customers in various foreign countries.

Geographic Area Net Trade Revenues (in thousands):

	January 1, 2011	January 2, 2010	January 3, 2009
Domestic	$653,909	$526,975	$675,257
Foreign	71,000	70,831	132,235
Total	$724,909	$597,806	$807,492

The Company attributes revenues from external customers to individual foreign countries based on the destination of the Company's shipments.  For fiscal 2010, 2009 and 2008, no individual foreign country comprised more than 5% of the Company’s consolidated revenue.

Quarterly Financial Data (Unaudited and in Thousands Except Per Share Amounts)	12 Months Ended
Jan. 01, 2011
Notes to Financial Statements [Abstract]
Quarterly Financial Data (Unaudited And In Thousands Except Per Share Amounts):
QUARTERLY FINANCIAL DATA (UNAUDITED AND IN THOUSANDS EXCEPT PER SHARE AMOUNTS):

	Year Ended January 1, 2011
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter (a)
Net sales	$162,782	$166,210	$168,685	$227,232
Operating income	19,583	18,914	19,318	24,698
Income from operations before income taxes	18,139	17,577	17,704	16,923
Net income	11,478	11,371	11,382	10,012

Basic earnings per share	0.14	0.14	0.14	0.12
Diluted earnings per share	0.14	0.14	0.14	0.12

	Year Ended January 2, 2010
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Net sales	$133,000	$155,298	$159,936	$149,572
Operating income	8,763	20,276	25,396	16,504
Income from operations before income taxes	7,868	19,274	24,819	14,918
Net income	4,810	11,699	16,073	9,208

Basic earnings per share	0.06	0.14	0.20	0.11
Diluted earnings per share	0.06	0.14	0.19	0.11

(a)    Included in net income in the fourth quarter of fiscal 2010 are costs incurred as part of the Griffin Transaction for consulting, legal and financing in the amount of approximately  $13.7 million.

New Accounting Pronouncements	12 Months Ended
Jan. 01, 2011
Notes to Financial Statements [Abstract]
New Accounting Pronouncements
NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the FASB issued ASU No. 2010-06, Improving Disclosures about Fair Value Measurements.  The ASU amends ASC Topic 820, Fair Value Measurements and Disclosures.  The new standard provides for additional disclosures requiring the Company to disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements, describe the reasons for the transfers and present separately information about purchases, sales, issuances and settlements in the reconciliation of Level 3 fair value measurements.  The update also provides clarification of existing disclosures requiring the Company to determine each class of assets and liabilities based on the nature and risks of the investments rather than by major security type and for each class of assets and liabilities, and to disclose the valuation techniques and inputs used to measure fair value for both Level 2 and Level 3 fair value measurements.  The Company adopted ASU 2010-06 as of January 3, 2010, except for the presentation of purchases, sales, issuances and settlement in the reconciliation of Level 3 fair value measurements, which is effective for the Company on January 2, 2011.  This update will not change the techniques the Company uses to measure fair values and is not expected to have a material impact on the Company’s consolidated financial statements.

In December 2010, the FASB issued ASU No. 2010-28, When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts.  The ASU amends Topic 350, Intangibles-Goodwill and Other.  The new standard requires an entity to perform all steps in the test for a reporting unit whose carrying value is zero or negative if it is more likely than not (more than 50%) that a goodwill impairment exists based on qualitative factors, resulting in the elimination of an entity's ability to assert that such a reporting unit’s goodwill is not impaired and additional testing is not necessary despite the existence of qualitative factors that indicate otherwise.  The Company is required to adopt ASU 2010-28 on January 2, 2011 and it is not expected to have a material impact on the Company's consolidated financial statements.

In December 2010, the FASB issued ASU No. 2010-29 Disclosure of Supplementary Pro Forma Information for Business Combinations.  The ASU amends Topic 805, Business Combinations.  The new standard provides for changes to the disclosure of pro forma information for business combinations.  These changes clarify that if a public entity presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period only. Also, the existing supplemental pro forma disclosures were expanded to include a description of the nature and amount of material, nonrecurring pro forma adjustments directly attributable to the business combination included in the reported pro forma revenue and earnings.  The Company is required to adopt ASU 2010-29 on January 2, 2011 and it is not expected to have a material impact on the Company's consolidated financial statements.

Subsquent Events	12 Months Ended
Jan. 01, 2011
Notes to Financial Statements [Abstract]
Subsquent Events
SUBSEQUENT EVENTS

The Company announced on January 21, 2011 that a wholly-owned subsidiary of Darling entered into a limited liability company agreement with a wholly-owned subsidiary of Valero Energy Corporation (“Valero”) to form Diamond Green Diesel Holdings LLC (the “Joint Venture”). The Joint Venture will be owned 50% / 50% with Valero and was formed to design, engineer, construct and operate a renewable diesel plant (the “Facility”), which will be capable of producing approximately 9,300 barrels per day of renewable diesel fuel and certain other co-products, to be located adjacent to Valero's refinery in Norco, Louisiana. The Joint Venture intends to construct the Facility under an engineering, procurement and construction contract that is intended to fix the Company's maximum economic exposure for the cost of the Facility.

On May 31, 2011, the Joint Venture and Diamond Green Diesel LLC, a wholly-owned subsidiary of the Joint Venture (“Opco”), entered into (i) a facility agreement (the “Facility Agreement”) with Diamond Alternative Energy, LLC, a wholly-owned subsidiary of Valero (the “Lender”), and (ii) a loan agreement (the “Loan Agreement”) with the Lender, which will provide the Joint Venture with a 14 year multiple advance term loan facility of approximately  $221,300,000 (the “JV Loan”) to support the design, engineering and construction of the Facility. In connection with the Facility Agreement and the Loan Agreement, the Joint Venture terminated discussions with the U.S. Department of Energy (“DOE”) regarding the DOE's offer to the Joint Venture of a conditional commitment to issue a loan guarantee under the Energy Policy Act of 2005. The Facility Agreement and the Loan Agreement prohibit the Lender from assigning all or any portion of the Facility Agreement or the Loan Agreement to unaffiliated third parties. Opco has also pledged substantially all of its assets to the Lender, and the Joint Venture has pledged all of Opco's equity interests to the Lender, until the JV Loan has been paid in full and the JV Loan has terminated accordance with its terms.

Pursuant to sponsor support agreements executed in connection with the Facility Agreement and the Loan Agreement, each of the Company and Valero are committed to contributing approximately  $93.2 million of the estimated aggregate costs of approximately  $407.7 million for the completion of the Facility. The Company is also required to pay for 50% of any cost overruns incurred in connection with the construction of the Facility. The ultimate cost of the Joint Venture to the Company cannot be determined until, among other things, further detailed engineering reports and studies have been completed.

On January 27, 2011, the Company entered into an underwritten public offering for 24,193,548 shares of its common stock, at a price to the public of  $12.70 per share, pursuant to an effective shelf registration statement. The offering closed on February 2, 2011.  In addition, certain former stockholders of Griffin Industries, Inc. (pursuant to such stockholders' contractual registration rights) granted the underwriters a 30-day option, which the underwriters subsequently exercised in full, to purchase from them up to an additional 3,629,032 shares of Darling common stock to cover over-allotments.  The Company used the net proceeds of approximately  $292.7 million from the offering to repay all of its outstanding revolver balance and a portion of its term loan facility under the Company's Credit Agreement.  Darling did not receive any proceeds from the sale of shares by the former stockholders of Griffin

Guarantor Financial Information	12 Months Ended
Jan. 01, 2011
Guarantor Financial Information [Abstract]
Guarantor Financial Information
GUARANTOR FINANCIAL INFORMATION

The Company's Notes (see Note 9) are guaranteed on an unsecured basis by the Company's 100% directly and indirectly owned subsidiaries Darling National, Griffin and its subsidiary Craig Protein (collectively, the "Guarantors"). The Guarantors fully and unconditionally guaranteed the Notes on a joint and several basis. The following financial statements present condensed consolidating financial data for (i) Darling, the issuer of the Notes, (ii) the combined Guarantors, (iii) the combined other subsidiaries of the Company that did not guarantee the Notes (the "Non-guarantors"), and (iv) eliminations necessary to arrive at the Company's consolidated financial statements, which include condensed consolidated balance sheets as of January 1, 2011 and January 2, 2010, and the condensed consolidating statements of operations and condensed consolidating statements of cash flows for the years ended January 1, 2011, January 3, 2010 and January 3, 2009.

Condensed Consolidating Balance Sheet
As of January 1, 2011
(in thousands)

	Issuer	Guarantors	Non-guarantors	Eliminations	Consolidated
ASSETS
Total current assets	$95,679	$196,383	$4,669	$(111,145)	$185,586
Investment in subsidiaries	1,118,467	—	—	(1,118,467)	—
Property, plant and equipment, net	119,511	273,909	—	—	393,420
Intangible assets, net	21,569	369,385	—	—	390,954
Goodwill	32,441	343,822	—	—	376,263
Other assets	31,136	3,321	1,578	—	36,035
	$1,418,803	$1,186,820	$6,247	$(1,229,612)	$1,382,258
LIABILITIES AND STOCKHOLDERS’ EQUITY
Total current liabilities	$202,705	$59,343	$3,927	$(111,145)	$154,830
Long-term debt, net of current portion	707,000	30	—	—	707,030
Other noncurrent liabilities	39,460	11,004	296	—	50,760
Deferred income taxes	5,342	—	—	—	5,342
Total liabilities	954,507	70,377	4,223	(111,145)	917,962
Stockholders’ equity:
Common stock, additional paid-in capital and treasury stock	286,696	1,022,544	6,224	(1,028,768)	286,696
Retained earnings and accumulated other comprehensive loss	177,600	93,899	(4,200)	(89,699)	177,600
Total stockholders’ equity	464,296	1,116,443	2,024	(1,118,467)	464,296
	$1,418,803	$1,186,820	$6,247	$(1,229,612)	$1,382,258

Condensed Consolidating Balance Sheet
As of January 2, 2010
(in thousands)

	Issuer	Guarantors	Non-guarantors	Eliminations	Consolidated
ASSETS
Total current assets	$122,278	$115,331	$359	$(91,591)	$146,377
Investment in subsidiaries	221,540	—	—	(221,540)	—
Property, plant and equipment, net	110,931	41,051	—	—	151,982
Intangible assets, net	19,275	21,023	—	—	40,298
Goodwill	27,572	51,513	—	—	79,085
Other assets	8,114	315	—	—	8,429
	$509,710	$229,233	$359	$(313,131)	$426,171
LIABILITIES AND STOCKHOLDERS’ EQUITY
Total current liabilities	$155,148	$7,227	$493	$(91,591)	$71,277
Long-term debt, net of current portion	27,500	39	—	—	27,539
Other noncurrent liabilities	35,850	—	293	—	36,143
Deferred income taxes	6,335	—	—	—	6,335
Total liabilities	224,833	7,266	786	(91,591)	141,294
Stockholders’ equity:
Common stock, additional paid-in capital and treasury stock	154,314	150,666	3,433	(154,099)	154,314
Retained earnings and accumulated other comprehensive loss	130,563	71,301	(3,860)	(67,441)	130,563
Total stockholders’ equity	284,877	221,967	(427)	(221,540)	284,877
	$509,710	$229,233	$359	$(313,131)	$426,171

Condensed Consolidated Statements of Operations
For the year ended January 1, 2011
(in thousands)

	Issuer	Guarantors	Non-guarantors	Eliminations	Consolidated
Net sales	$560,270	$302,074	$813	$(138,248)	$724,909
Cost and expenses:
Cost of sales and operating expenses	421,959	247,188	749	(138,248)	531,648
Selling, general and administrative expenses	60,282	7,750	10	—	68,042
Depreciation and amortization	21,768	10,140	—	—	31,908
Acquisition costs	10,798	—	—	—	10,798
Total costs and expenses	514,807	265,078	759	(138,248)	642,396
Operating income	45,463	36,996	54	—	82,513

Interest expense	(8,735)	(2)	—	—	(8,737)
Other, net	(1,772)	(1,066)	(595)	—	(3,433)
Earnings in investments in subsidiaries	22,258	—	—	(22,258)	—
Income from operations before taxes	57,214	35,928	(541)	(22,258)	70,343
Income taxes (benefit)	12,971	13,330	(201)	—	26,100
Net income	$44,243	$22,598	$(340)	$(22,258)	$44,243

Condensed Consolidated Statements of Operations
For the year ended January 2, 2010
(in thousands)

	Issuer	Guarantors	Non-guarantors	Eliminations	Consolidated
Net sales	$443,270	$269,686	$—	$(115,150)	$597,806
Cost and expenses:
Cost of sales and operating expenses	331,037	224,224	—	(115,150)	440,111
Selling, general and administrative expenses	55,198	5,864	—	—	61,062
Depreciation and amortization	17,944	7,282	—	—	25,226
Acquisition costs	468	—	—	—	468
Total costs and expenses	404,647	237,370	—	(115,150)	526,867
Operating income	38,623	32,316	—	—	70,939

Interest expense	(3,105)	—	—	—	(3,105)
Other, net	(1,022)	601	(534)	—	(955)
Earnings in investments in subsidiaries	20,235	—	—	(20,235)	—
Income from operations before taxes	54,731	32,917	(534)	(20,235)	66,879
Income taxes (benefit)	12,941	12,348	(200)	—	25,089
Net income	$41,790	$20,569	$(334)	$(20,235)	$41,790

Condensed Consolidated Statements of Operations
For the year ended January 3, 2009
(in thousands)

	Issuer	Guarantors	Non-guarantors	Eliminations	Consolidated
Net sales	$616,191	$368,199	$—	$(176,898)	$807,492
Cost and expenses:
Cost of sales and operating expenses	481,487	310,119	—	(176,898)	614,708
Selling, general and administrative expenses	53,607	6,154	—	—	59,761
Depreciation and amortization	17,543	6,890	—	—	24,433
Goodwill impairment	—	15,914	—	—	15,914
Total costs and expenses	552,637	339,077	—	(176,898)	714,816
Operating income	63,554	29,122	—	—	92,676

Interest expense	(3,018)	—	—	—	(3,018)
Other, net	113	164	(19)	—	258
Earnings in investments in subsidiaries	17,760	—	—	(17,760)	—
Income from operations before taxes	78,409	29,286	(19)	(17,760)	89,916
Income taxes (benefit)	23,847	11,514	(7)	—	35,354
Net income	$54,562	$17,772	$(12)	$(17,760)	$54,562

Condensed Consolidated Statements of Cash Flows
For the year ended January 1, 2011
(in thousands)

	Issuer	Guarantors	Non-guarantors	Eliminations	Consolidated
Cash flows from operating activities:
Net income	$44,243	$22,598	$(340)	$(22,258)	$44,243
Earnings in investments in subsidiaries	(22,258)	—	—	22,258	—
Other operating cash flows	46,624	(10,311)	954	—	37,267
Net cash provided by operating activities	68,609	12,287	614	—	81,510

Cash flows from investng activities:
Capital expenditures	(17,648)	(7,072)	—	—	(24,720)
Acquisitions, net of cash acquired	(758,182)	—	—	—	(758,182)
Gross proceeds from sale of property, plant and equipment and other assets	406	218	—	—	624
Payments related to routes and other intangibles	(1,367)	—	—	—	(1,367)
Net cash used in investing activities	(776,791)	(6,854)	—	—	(783,645)

Cash flows from financing activities:
Proceeds from long-term debt	550,000	—	—	—	550,000
Payments on long-term debt	(32,500)	(9)	—	—	(32,509)
Net proceeds from revolver borrowings	160,000	—	—	—	160,000
Deferred loan costs	(24,020)	—	—	—	(24,020)
Issuances of common stock	35	—	—	—	35
Minimum withholding taxes paid on stock awards	(585)	—	—	—	(585)
Excess tax benefits from stock-based compensation	234	—	—	—	234
Net cash provided/(used) in financing activities	653,164	(9)	—	—	653,155

Net increase/(decrease) in cash and cash equivalents	(55,018)	5,424	614	—	(48,980)
Cash and cash equivalents at beginning of year	68,126	56	—	—	68,182
Cash and cash equivalents at end of year	$13,108	$5,480	$614	$—	$19,202

Condensed Consolidated Statements of Cash Flows
For the year ended January 2, 2010
(in thousands)

	Issuer	Guarantors	Non-guarantors	Eliminations	Consolidated
Cash flows from operating activities:
Net income	$41,790	$20,569	$(334)	$(20,235)	$41,790
Earnings in investments in subsidiaries	(20,235)	—	—	20,235	—
Other operating cash flows	53,849	(16,787)	334	—	37,396
Net cash provided by operating activities	75,404	3,782	—	—	79,186

Cash flows from investng activities:
Capital expenditures	(18,078)	(5,560)	—	—	(23,638)
Acquisitions, net of cash acquired	(33,987)	—	—	—	(33,987)
Gross proceeds from sale of property, plant and equipment and other assets	177	1,736	—	—	1,913
Net cash used in investing activities	(51,888)	(3,824)	—	—	(55,712)

Cash flows from financing activities:
Proceeds from long-term debt	—	48	—	—	48
Payments on long-term debt	(5,000)	—	—	—	(5,000)
Contract payments	(72)	—	—	—	(72)
Deferred loan costs	(946)	—	—	—	(946)
Issuances of common stock	11	—	—	—	11
Minimum withholding taxes paid on stock awards	(108)	—	—	—	(108)
Excess tax benefits from stock-based compensation	(39)	—	—	—	(39)
Net cash provided/(used) in financing activities	(6,154)	48	—	—	(6,106)

Net increase in cash and cash equivalents	17,362	6	—	—	17,368
Cash and cash equivalents at beginning of year	50,764	50	—	—	50,814
Cash and cash equivalents at end of year	$68,126	$56	$—	$—	$68,182

Condensed Consolidated Statements of Cash Flows
For the year ended January 3, 2009
(in thousands)

	Issuer	Guarantors	Non-guarantors	Eliminations	Consolidated
Cash flows from operating activities:
Net income	$54,562	$17,772	$(12)	$(17,760)	$54,562
Earnings in investments in subsidiaries	(17,760)	—	—	17,760	—
Other operating cash flows	51,431	(14,055)	12	—	37,388
Net cash provided by operating activities	88,233	3,717	—	—	91,950

Cash flows from investng activities:
Capital expenditures	(27,115)	(3,891)	—	—	(31,006)
Acquisitions, net of cash acquired	(15,876)	—	—	—	(15,876)
Gross proceeds from sale of property, plant and equipment and other assets	915	186	—	—	1,101
Payments related to routes and other intangibles	(6,609)	—	—	—	(6,609)
Net cash used in investing activities	(48,685)	(3,705)	—	—	(52,390)

Cash flows from financing activities:
Payments on long-term debt	(6,250)	—	—	—	(6,250)
Contract payments	(176)	—	—	—	(176)
Deferred loan costs	(67)	—	—	—	(67)
Issuances of common stock	303	—	—	—	303
Minimum withholding taxes paid on stock awards	(1,199)	—	—	—	(1,199)
Excess tax benefits from stock-based compensation	2,308	—	—	—	2,308
Net cash used in financing activities	(5,081)	—	—	—	(5,081)

Net increase in cash and cash equivalents	34,467	12	—	—	34,479
Cash and cash equivalents at beginning of year	16,297	38	—	—	16,335
Cash and cash equivalents at end of year	$50,764	$50	$—	$—	$50,814